UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
Freedom Holding Corp.
(Name of Registrant as Specified in Its Charter)
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Freedom Holding Corp.
40 Wall Street, 58th Floor
New York, NY
_________________
Dear Stockholders:

You are cordially invited to attend the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) of Freedom Holding Corp. (the “Company,” “FRHC,” “us,” “our,” or “we”) which will be held virtually on September 29, 2025, at 11:00 a.m. Eastern Daylight Time (“EDT”). To attend, vote and submit questions at the 2025 Annual Meeting visit www.virtualshareholdermeeting.com/FRHC2025, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the 2025 Annual Meeting, you will need the 16-digit control number located on your proxy card or the instructions that accompany your proxy materials.

The formal notice of the 2025 Annual Meeting is provided in the enclosed proxy statement. At the 2025 Annual Meeting we will discuss and vote on each item of business described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

Important notice regarding the availability of proxy materials for the 2025 Annual Meeting. On or about July 29, 2025, we will begin mailing to certain stockholders a Notice of Internet Availability of Proxy Materials informing them that our proxy materials, including our Annual Report on Form 10-K for the year ended March 31, 2025 (the “Annual Report”), voting instructions, and proxy statement (the “Proxy Statement,” and together with the Annual Report, the “Proxy Materials”) are available online. As more fully described in the Notice of Internet Availability of Proxy Materials, all stockholders may choose to access the Proxy Materials on the internet or may request to receive paper copies of the Proxy Materials. This allows us to conserve natural resources and reduces the costs of printing and distributing the Proxy Materials, while providing our stockholders with access to the Proxy Materials in a fast and efficient manner. Copies of our Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and Annual Report are also available at www.proxyvote.com.

Voting by internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the Proxy Materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the internet or telephone, you help us reduce postage and proxy tabulation costs.

Your vote is important to us. The enclosed proxy statement provides you with detailed information regarding the business to be considered at the 2025 Annual Meeting. We urge you to please vote your shares now. You may revoke your proxy at any time before the proxy is voted by following the procedures described in the enclosed proxy statement. The record date for the 2025 Annual Meeting is July 31, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By order of the Board of Directors,

/s/ Jason Kerr
Jason Kerr
Acting Corporate Secretary
July 29, 2025

FREEDOM HOLDING CORP.
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 29, 2025

Time and Date:	11:00 a.m. Eastern Daylight Time (“EDT”) on September 29, 2025.

Location:
Our Annual Meeting will be held only virtually, at www.virtualshareholdermeeting.com/FRHC2025, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the 2025 Annual Meeting, you will need the 16-digit control number located on your proxy card or the instructions that accompany your Proxy Materials.

Items of Business:	(1) To elect to the Board of Directors two Class III directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;
(2) To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers;

(3) To ratify the appointment of Deloitte LLP in Kazakhstan, a member of Deloitte Touche Tohmatsu Limited (“Deloitte LLP”), a UK private company limited by guarantee, as our independent registered public accounting firm for the 2026 fiscal year.

In addition to the foregoing, the 2025 Annual Meeting will include the transaction of such other business as may properly come before the meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof.

Record Date:	Thursday, July 31, 2025

Internet Availability:
The Notice of Internet Availability of Proxy Materials will be sent to stockholders beginning on or about July 29, 2025. We are using the internet as our primary means of furnishing our proxy materials to our stockholders. Rather than sending stockholders a paper copy of our Proxy Materials, we are sending them a notice with instructions for accessing the materials and voting via the internet. We believe this method of distribution makes the proxy distribution process more efficient and less costly and will limit our impact on the environment. This notice of the 2025 Annual Meeting, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, are available at www.proxyvote.com.

Proxy Voting:
It is important that your shares be present or represented and voted at the 2025 Annual Meeting. You can vote your shares on the internet at www.proxyvote.com, by telephone by calling  1-800-690-6903, by completing and returning your proxy card, or at the 2025 Annual Meeting. Voting instructions are printed on your proxy card or included with your proxy materials. You can revoke a proxy before its exercise at the 2025 Annual Meeting by following the instructions in the accompanying Proxy Statement.

By order of the Board of Directors,

/s/ Jason Kerr
Jason Kerr
Acting Corporate Secretary
July 29, 2025

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares via the internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the meeting, you still may participate in the virtual 2025 Annual Meeting.

INFORMATION ABOUT THE 2025 ANNUAL MEETING AND VOTING
Why did I receive these Proxy Materials?
We are providing the Notice of Annual Meeting of Stockholders, Proxy Statement, voting instructions, form of proxy and Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (the “Proxy Materials”) in connection with the solicitation by the board of directors (the “Board”) of Freedom Holding Corp., a Nevada corporation, (the “Company,” “FRHC,” “we,” “us,” or “our”) of proxies to be voted at our 2025 Annual Meeting of stockholders for the fiscal year ended March 31, 2025 (“fiscal 2025”), and at any adjournment or postponement thereof (the “2025 Annual Meeting”). We anticipate that the Notice of Internet Availability of Proxy Materials will be sent to stockholders beginning on or about July 29, 2025.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the “stockholder of record” with respect to those shares. If you are a stockholder of record, we are sending the Proxy Materials directly to you at the address of record on account with Pacific Stock Transfer Company.

If your shares are held in a stock brokerage account or by a bank or other custodian, those shares are held in “street name.” You are considered the "beneficial owner" of those shares. The Proxy Materials have been or will be forwarded to you by your broker, bank or other custodian who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other custodian on how to vote your shares by using the proxy or voting instructions included in the mailing or by following their instructions for voting by telephone or on the internet.

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials?

Under rules adopted by the United States Securities and Exchange Commission (the "SEC"), we are providing access to our Proxy Materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to many of our stockholders. If you receive a notice by mail, you will not receive a printed copy of the Proxy Materials unless you request one. The notice tells you how to access and review the Proxy Materials over the internet at www.proxyvote.com. The notice also tells you how to access your proxy card to vote on the internet. If you received a notice by mail and would like to receive a printed or emailed copy of the Proxy Materials, please follow the instructions included in the notice.

How do I attend the 2025 Annual Meeting?

Our Board has determined that the 2025 Annual Meeting be held in a virtual-only format via live webcast. The 2025 Annual Meeting will begin promptly at 11:00 a.m. EDT on September 29, 2025. You may attend the 2025 Annual Meeting virtually at www.virtualshareholdermeeting.com/FRHC2025, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the 2025 Annual Meeting virtually, you will need the 16-digit control number located on your proxy card or the instructions that accompany your Proxy Materials. In the event that you do not have the control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and participate in the 2025 Annual Meeting. The live webcast of the 2025 Annual Meeting will be available to our stockholders and invited guests, but participation in the 2025 Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. If you plan to attend the meeting virtually, online check-in will begin 15 minutes prior to the start of the 2025 Annual Meeting, and you should allow ample time for online check-in procedures. If you plan to attend virtually, we encourage you to access the website for the 2025 Annual Meeting prior to the start time of the meeting to allow time for you to log-in and test your device's audio system.

What if I have technical difficulties accessing the 2025 Annual Meeting website?

Beginning 15 minutes prior to the start of and during the 2025 Annual Meeting, we will have a support team ready to assist stockholders with technical difficulties that they may have accessing or hearing the 2025 Annual Meeting. If you encounter difficulties accessing the 2025 Annual Meeting you may call the help numbers found on the 2025 Annual Meeting website at www.virtualshareholdermeeting.com/FRHC2025. This assistance is limited to technical difficulties accessing the meeting. If you have problems accessing the 2025 Annual Meeting online because of problems with your control number, you should contact your broker, bank or other custodian.
May stockholders ask questions at the 2025 Annual Meeting?
Yes. Stockholders attending virtually will have the ability to submit questions during the 2025 Annual Meeting www.virtualshareholdermeeting.com/FRHC2025. As part of the 2025 Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted by stockholders online which are pertinent to the Company and the 2025 Annual Meeting matters, as time permits. Detailed guidelines for submitting questions online during the 2025 Annual Meeting will be available at www.virtualshareholdermeeting.com/FRHC2025. We encourage you to read our 2025 Annual Report provided as part of the Proxy Materials and available free of charge on our website (www.freedomholdingcorp.com) or at www.proxyvote.com.
Who is entitled to vote at the 2025 Annual Meeting?
Stockholders of record at the close of business on July 31, 2025, the record date for the 2025 Annual Meeting, are entitled to receive notice of and vote at the 2025 Annual Meeting. You are entitled to one vote on each matter presented at the 2025 Annual Meeting for each share of common stock you owned at that time. Stockholders have no right to cumulative voting as to any matter, including the election of directors.
How do I vote?
You may vote using any of the following methods:
By Mail
If you received a paper copy of the Proxy Materials, you may vote by completing, signing and dating your proxy card and returning it in the enclosed envelope. Your mailed proxy card must be received by no later than 11:59 p.m. ET on September 28, 2025, to be counted. If you did not receive a paper copy of the Proxy Materials, but wish to vote by mail, you may request a paper copy and vote by mail as described in the instructions that accompany the Proxy Materials.
By Internet
We encourage you to vote and submit your proxy over the internet at www.proxyvote.com. Your internet vote must be received by no later than 11:59 p.m. ET on September 28, 2025, to be counted.
By Telephone
You may vote by telephone by calling 1-800-690-6903. Your telephone vote must be received by no later than 11:59 p.m. ET on September 28, 2025, to be counted.
At the 2025 Annual Meeting
Stockholders who wish to vote during the 2025 Annual Meeting, will need to attend the meeting at www.virtualshareholdermeeting.com/FRHC2025 where they will be provided voting instructions.
To vote you will need the 16-digit control number that appears on your proxy card or the instructions that accompany the Proxy Materials. Each stockholder has a unique control number so that we can ensure all voting instructions are genuine and prevent duplicative voting. Depending on the number of accounts in which you hold shares of common stock, you may receive and need more than one control number. If you receive more than one control number be sure to vote each control number to ensure that all of your shares are voted.
If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the internet or by telephone, instructions for which would be provided by your brokerage firm on your voting instruction form.

What can I do if I change my mind after I vote my shares?
If you are a stockholder of record, you can revoke your proxy before it is exercised by:
•written notice of revocation to Vote Processing, do Broadridge, 51 Mercedes Way, Edgewood, NY 11717, which must be received by no later than 11:59 p.m. ET on September 28, 2025;
•timely submission of a valid, later-dated proxy via mail, the internet or the telephone, which must be received by no later than 11:59 p.m. ET on September 28, 2025; or
•voting at the 2025 Annual Meeting.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other custodian of record as described in the voting instructions they provide you. You may also vote at the 2025 Annual Meeting as described in the answer to the previous question.
Can my broker vote if my shares are held in “street name”?
If you do not give instructions to your brokerage firm, bank or other custodian holding your shares, it will still be able to vote your shares with respect to “discretionary” items, but it will not be allowed to vote your shares with respect to “non-discretionary” items. The election of directors (Proposal One) is considered to be a non-discretionary item; therefore, if you do not instruct your broker how to vote with respect to this proposal, your broker is not permitted to vote with respect to it and such votes will thus be considered “broker non-votes.” Broker non-votes are shares that are held in “street name” by a custodian, such as a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter or matters. Proposals Two, and Three are considered “discretionary” items and may be voted by the brokerage firm, bank or other custodian holding your shares.
How will votes be counted?
Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted by mail, over the internet or by telephone, or voted at the 2025 Annual Meeting.
What does it mean if I received more than one proxy card?
If you receive more than one proxy card, it means that you hold shares registered in more than one name or account. To ensure that all of your shares are voted, sign and return each proxy card you receive, or if you vote by internet or by telephone, you will need to vote each proxy card.
What constitutes a quorum?
For business to be conducted at the 2025 Annual Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued and outstanding on July 31, 2025, the record date.
Shares of common stock present (virtually) in person or represented by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal) will be counted for purposes of determining whether a quorum exists at the 2025 Annual Meeting.
If a quorum is not present, the 2025 Annual Meeting will be adjourned until a quorum is obtained.
What vote is required for each item and how does the Board recommend that I vote?
Proposal One – Election of Directors. Under our By-Laws, a nominee for director will be elected to the Board by a plurality of votes given at the election, meaning the nominee will be elected if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election. Abstentions and broker non-votes are not considered votes cast for or against the nominee and will have no effect on the proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker cannot vote your shares with respect to the election of directors.
Our Restated Articles of Incorporation provide that our Board is divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors, with each director serving for a term of three years and until his or her successor has been duly elected and qualified. The Board has nominated two individuals,

Timur Turlov and Philippe Vogeleer, each of whom currently serves as a Class III director, and is standing for election as a Class III director, at the 2025 Annual Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE TWO NOMINEES NAMED IN THE ENCLOSED PROXY MATERIALS TO THE BOARD.
Proposal Two – Advisory vote to approve the compensation of our named executive officers. Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing stockholders with an advisory (non-binding) vote on the overall compensation of the Company’s named executive officers.

On the 2024 annual meeting of stockholders, the stockholders approved, on an advisory basis, a one-year frequency for the non-binding stockholder vote relating to the compensation of the Company’s named executive officers. Based on the shareholders preference indicated at the 2024 annual meeting and the continued belief of the Board that an advisory vote on executive compensation that occurs once every year is the most appropriate for the Company, the Board requests stockholders to vote on the named executive officers’ compensation as described in this Proxy Statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the Company’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the philosophy, policies and practices described in this Proxy Statement.

The “say-on-pay” vote is advisory and therefore not binding on the Company, our Board’s compensation committee (the “compensation committee”) or the Board. The Board and compensation committee, which is comprised entirely of independent directors, value the opinions of our stockholders and to the extent there are any significant votes against any named executive officer compensation as disclosed in this Proxy Statement, the Board will consider stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns. However, neither the Board nor the compensation committee will have any obligation to take such actions. The “say-on-pay” vote is currently proposed once every year.

The affirmative vote of the holders of a majority of the total number of votes of our common stock present (virtually) in person or represented by proxy and entitled to vote on the proposal is needed to approve this proposal. Abstentions count as votes against the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

Proposal Three – Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the total number of votes of our common stock present (virtually) in person or represented by proxy and entitled to vote on the proposal is needed to ratify the selection of Deloitte LLP as our independent registered public accounting firm for our 2026 fiscal year. Abstentions count as votes against the proposal. If you do not provide instructions to your brokerage firm regarding how to vote your shares on this proposal, your broker may (a) vote your shares on your behalf (because this proposal is a “discretionary” item) or (b) leave your shares unvoted. Our auditor is appointed by our Board audit committee (the “audit committee”) in accordance with Section 10A-3 of the Exchange Act of 1934. Our By-Laws do not require that stockholders ratify the appointment of our independent auditors. However, we are submitting the appointment of Deloitte LLP to you for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection, we will consider that failure as a direction to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm, at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of the holders of a majority of the total number of votes of our common stock present (virtually) in person or represented by proxy and entitled to vote on the proposal is needed to approve this proposal. Abstentions count as votes against the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR.

Where can I find the voting results?
We will report the voting results in a Current Report on Form 8-K within four business days after completion of our 2025 Annual Meeting.
Could other matters be decided at the 2025 Annual Meeting?
As of the date of this Proxy Statement, we did not know of any matters to be raised at the 2025 Annual Meeting other than those described in this Proxy Statement. If other matters are properly presented at the 2025 Annual Meeting for consideration, however, the proxies appointed by the Board will have the discretion to vote on those matters for you.
Who will pay for the cost of this proxy solicitation?

We will pay for the cost of this proxy solicitation. We do not intend to solicit proxies other than by use of the mail or website posting. We have retained Broadridge, a proxy solicitation firm, at an anticipated cost of $34,623 plus reimbursement of expenses, to assist in soliciting proxies from brokers, banks, nominees, and institutional holders. Broadridge and certain of our directors, officers and other employees (without additional compensation), may solicit proxies personally or by telephone, facsimile or email on our behalf. In addition, Broadridge and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Who will count the vote?
The inspector of elections appointed for the 2025 Annual Meeting will tabulate all votes.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Proxy Materials and Notice of Internet Availability of Proxy Materials, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
Stockholders who participate in householding will continue to receive separate proxy cards. If and when applicable, householding will not in any way affect dividend check mailings, if any.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Materials or Notice of Internet Availability of Proxy Materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please make a written request to: Acting Corporate Secretary, Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134, U.S.A., email: usoffice@freedomholdingcorp.com or contact our Acting Corporate Secretary at 1-888- 996-3742. If multiple stockholders of record who have the same address receive only one copy of the Proxy Materials and would like to receive additional copies, or if they would like to receive a copy for each stockholder living at that address in the future, send a written request to the address or email address above or contact our Acting Corporate Secretary at 1-888- 996-3742. Upon such written or oral request, we will deliver separate Proxy Materials and Notices of Internet Availability of Proxy Materials to any stockholders who receive one paper copy at a shared address: 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134, U.S.A.
Beneficial owners can request information about householding from their brokers, banks or other holders of record.
Other Information

Our Annual Report accompanies this Proxy Statement. Neither the material contained in the Annual Report, nor the contents of our corporate website or the corporate website of any of our subsidiaries should be considered a part of the Proxy Materials. References herein to “fiscal 2025,” “fiscal 2026” or similar references to a respective "fiscal year" mean the 12-month period ended March 31 of the relevant year. The contents of our corporate website or the corporate website of any of our subsidiaries are not incorporated by reference into this Proxy Statement.

PROPOSAL ONE - ELECTION OF DIRECTORS
Our Restated Articles of Incorporation provide that our Board shall be divided into three classes. Each director serves for a term of three years and until his or her successor has been duly elected and qualified. The term of office of the Class III Directors expires at the 2025 Annual Meeting. The Board has nominated Timur Turlov and Philippe Vogeleer to stand for election at the 2025 Annual Meeting as Class III Directors. Mr. Turlov has served as a member of the Board since November 2015, Mr. Vogeleer has served as a member of the Board since May 2024. Mr. Vogeleer is standing for election by the stockholders for the first time at the 2025 Annual Meeting. If elected at the 2025 Annual Meeting each of these nominees would serve until the 2028 Annual Meeting and until their successor is duly elected and qualified, or if sooner, until the director’s death, resignation or removal.
Directors are elected by a plurality of the votes cast. The two nominees receiving the most “FOR” votes will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “FOR” the election of the two nominees named above. If, prior to the 2025 Annual Meeting, it should become known that any of the nominees would be unwilling or unable to serve as a director after the 2025 Annual Meeting by reason of resignation, death, incapacity or other unexpected occurrence, the proxies will be voted “FOR” such substitute nominee as is determined by nominating and corporate governance committee and the Board or alternatively, not voted for any nominee. The Board has no reason to believe that any of the nominees will withdraw or be unable to serve. Proxies cannot be voted for more than the number of nominees proposed for election.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE
Board Experience
We believe that it is important for each of our directors to possess many qualities and skills. When searching for candidates, the nominating and corporate governance committee of our Board (the “nominating and corporate governance committee”) considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The nominating and corporate governance committee considers a candidate’s business experience, judgment, background, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value. Candidates should possess one or more of the following skills and qualifications: experience in the financial services industry, experience in international business, financial expertise, accounting skills, human resource management, public company management, legal expertise, or other relevant expertise.
The Board and the nominating and corporate governance committee believe that it is desirable to have a variety of viewpoints on the Board, and as such, the nominating and corporate governance committee considers diversity of viewpoints, backgrounds and experience in searching for candidates. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered. The following diagram provides information regarding our directors as of July 29, 2025:
In December 2024, the U.S. Court of Appeals for the Fifth Circuit vacated Nasdaq Rule 5606, which required disclosure about board diversity, and Rule 5605(f), which required companies to have, or explain why they did not have, at least the minimum number of directors in specified diversity categories. Under the court order, the Company, as a Nasdaq-listed company, is no longer required to comply with these rules.

The following are brief biographies, as of the date of this Proxy Statement, of the nominees for Class III directors and each person whose term as a Class I or Class II director will continue after the 2025 Annual Meeting.

Timur Turlov Age: 37 Class III Director Since: November 2015 Continuing in office until the 2025 Annual Meeting Non-independent Committee Memberships: Compensation Telecom
Mr. Turlov has served as the chief executive officer and chairman of the Board since November 2015. He graduated from Russia State Technic University (named after Tsiolkovsky) in 2009 with a Bachelor of Science degree in economics and management. Mr. Turlov holds a management certificate in stock exchange operations and securities broker and dealer management granted by the Russian National Securities Market Association and has more than 10 years of experience in various areas in the international securities industry. From May 2012 through January 2013, Mr. Turlov served as the Chairman of the Board of Directors of JSC Nomad Finance, where he oversaw the business setup and acquisition of large clients. From July 2013 to July 2017, Mr. Turlov served as the Advisor to the Chairman of the Board of Freedom Finance JSC, a subsidiary of the Company (“Freedom KZ”). In that capacity, Mr. Turlov was primarily responsible for strategic management, public and investor relations events, investment and sales strategy, and government relations. In July 2017, Mr. Turlov became Chairman of the Board of Directors of Freedom KZ. Mr. Turlov also serves as Chairman of the Board of Directors of Company subsidiaries Life Insurance Company Freedom Finance Life JSC ("Freedom Life"), Insurance Company Freedom Finance Insurance JSC ("Freedom Insurance"), and Freedom Bank Kazakhstan JSC ("Freedom Bank KZ") and President of the Company subsidiary Freedom Finance Global PLC (“Freedom Global”).
Mr. Turlov also serves as Chairman of Supervisory Board at the Company subsidiaries Comrun LLP and Arbuz Group LLP and as a Member of the Board of Trustees of the Company subsidiary Freedom Shapagat Corporate Fund. In addition, he is the Chairman of Supervisory Board of Freedom Data Centers LLP, Freedom Mobile LLP, Member of Board of Directors of EasyTap Ltd., Chocofamily Holding Ltd., XakPro Ltd. and CerebraAI, Inc.
Mr. Turlov is a Member of YPO Kazakhstan (Young Presidents Organization), which unites young businessmen and top managers from all over the world. In addition, Mr. Turlov is President of the Kazakhstan Chess Federation, President of the Kazakhstan Football Federation and a participant of the IQanat educational project. From 2019 until October 2023, Mr. Turlov, served as a member of the board of directors of Kcell, one of the leading providers of mobile telecommunications services in Kazakhstan. Mr. Turlov owns interests in other businesses operating in variety of industries, including other securities brokerage firms.
Skills and Qualifications: Mr. Turlov has in-depth knowledge of the business of the Company, a practical understanding of developing, implementing, and assessing our operating plan and business strategy and an educational background in economics and management.

Askar Tashtitov Age: 46 Class I Director Since: May 2008 Continuing in office until the 2026 Annual Meeting Non-independent Committee Memberships: Risk Transactions
Mr. Tashtitov has served as President of the Company since June 2018 and leads our investment banking activities. He has served as a director of the Company since May 2008 and was employed with BMB Munai, Inc., the predecessor of the Company, from 2004 through 2015, serving as its president from May 2006 to November 2015. From 2011 to 2015 Mr. Tashtitov was engaged in private equity projects. From 2002 to 2004 Mr. Tashtitov was a management consultant with PA Government Services Inc. Mr. Tashtitov earned a Bachelor of Arts degree from Yale University in economics and history in 2002.
Skills and Qualifications: Mr. Tashtitov has over 15 years of experience in the public company arena, with particular expertise in interfacing with equity and debt financing professionals, as well as significant investment banking and business management experience.

Kairat Kelimbetov Age: 56 Class II Director Since: May 2024 Continuing in office until the 2027 Annual Meeting Non-independent Committee Memberships: Risk Nominating and Corporate Governance
Dr. Kelimbetov was appointed to the Board on May 28, 2024 to fill the vacancy created by the Board’s decision to increase the number of directors as of such date. Since May 2023, he holds the role of Strategic Advisor at Freedom Horizons LLP, a subsidiary of the Company, providing his advisory services in the area of business development and market intelligence. With nearly three decades of founding and leading high-performing organizations, occupying senior-level government office positions, and serving on numerous boards, Dr. Kelimbetov’s prior experience includes being:

•a Founding Governor of the Astana International Financial Center (“AIFC”) (2015-2023), a key financial hub for the region including Central Asia, the Caucasus, the Eurasian Economic Union, the Middle East, West China, Mongolia, and Eastern Europe;
•Governor of the National Bank of Kazakhstan (2013-2015);
•Deputy Prime Minister of Kazakhstan (2012-2013);
•Chairman of the Eurasian Economic Commission (2012-2013);
•Minister of Economic Development and Trade (2011-2012);
•Chief Executive Officer of Samruk-Kazyna Sovereign Wealth Fund (2008-2011);
•Chief of Staff to the President of the Republic of Kazakhstan (2008-2008);
•Founding CEO of Kazyna Sustainable Development Fund (2006 - 2008);
•Minister of Economy and Budget Planning (2002-2006); and
•Chairman of the Agency for Strategic Planning and Reforms (1999 - 2001).

Dr. Kelimbetov earned a Master of Studies in Sustainability Leadership from the
University of Cambridge, a Ph.D. in Economics and a BSc in Computational
Mathematics and Cybernetics from Moscow State University. He attended the National Higher School of Public Administration in Almaty, Kazakhstan and he has an Executive Certificate and Pew Economic Freedom Fellowship from the Harvard Kennedy School and the E. Walsh School of Foreign Services at Georgetown University, respectively. He holds honorary professorships from Tsinghua University in Beijing, the Eurasian Economic Club of Scientists Association in Kazakhstan, and an honorary Doctorate of International Relations from the Geneva School of Diplomacy and International Relations..
Skills and Qualifications: Dr. Kelimbetov has a hands-on experience of driving substantial economic reforms in Kazakhstan, establishing and managing key national development and financial institutions, implementing national investment strategies and development policies, in addition to playing a significant role in the Kazakhstan’s macroeconomic policy overhaul, sovereign wealth fund management and the execution of major state and corporate financial transactions.

Boris Cherdabayev
Age: 71
Class I Director Since:
February 2019
Continuing in office until the 2026 Annual Meeting
Independent
Committee Memberships:
Audit
Nominating and Corporate Governance
Transactions
Telecom

From 1994 to 1997 Mr. Cherdabayev was employed with JSC MangistauMunaiGaz, as a Member of the Managing Board and Vice President. From June 1998 to March 2000 he was employed with KazakhOil National Oil and Gas Company where he was a Member of the Managing Board and Vice President for Exploration and Production. During the same period, he also served as the Chairman of the Board for KazakhOil subsidiaries UzenMunaiGaz, KazakhOil-Emba, and KazakhstanCaspiShelf, as chairman of the Joint Operating Committee for the Karachaganak Project, and as a member of the JV TengizChevroil LLP Partnership Council. From March 2000 to March 2003, Mr. Cherdabayev was the General Manager of JV TengizChevroil LLP. From November 2003 to November 2015, he served as the chairman of the board of directors of BMB Munai, Inc., the predecessor to the Company. He also served as chief executive officer of BMB Munai from November 2003 through August 2007. In 2006, BMB Munai became the first CIS region company to be listed on the NYSE American Stock Exchange (formerly known as AMEX). From October 2012 to the present he has served as a Counsellor to the Chairman of the management board of Weatherford-CER JV. From May 2022 to the present he has also served as an independent member of the board of directors of Kazakhstan Qazaq Gas JSC. Mr. Cherdabayev graduated from Ufa Oil Institute (Russia) in 1976. In 2011, he completed the Advanced Management Program offered by Harvard Business School. In 2002, he completed the Columbia Senior Executive Program at Columbia University and in 2000 he completed the Chevron Advanced Management Program at Chevron Corporation in San Francisco, California.
Skills and Qualifications: Mr. Cherdabayev has extensive executive management and board experience with both Kazakhstan national and private companies and U.S. public companies.

Andrew Gamble
Age: 71
Class II Director Since:
May 2024
Continuing in office until the 2027 Annual Meeting
Independent
Committee Memberships:
Audit
Risk
Transactions
Compensation
Nominating and Corporate Governance

Mr. Gamble was appointed to the Board on May 28, 2024 to fill the vacancy on the Board created by the resignation of Leonard Stillman. From 1977 to 2009, Mr. Gamble served as a partner in the international American-British law firm Hogan Lovells. His legal career has involved advising banks and structuring financings for numerous international entities in the Middle East and CIS, including Kazakhstan. While at Hogan Lovells, Mr. Gamble held several senior management positions such as Head of International Banking Practice, London Regional Managing Partner, member of the International Management Board and Head of the Africa Practice, and he was instrumental in the opening of the firm’s offices in Moscow, Warsaw, Dubai and Johannesburg. He also served in Hogan Lovells’ Frankfurt office. Mr. Gamble currently works as an independent consultant on corporate, legal and finance matters, which includes serving as an independent director on several boards. He is on the board of Africa Credit Opportunities Limited, and recently stepped down from the board of Zenith Bank (UK) Limited. He is chairman of the board of Grata International, a Swiss verein which acts as a holding company for the various offices of a regional law firm focused on the former Soviet Union and neighboring countries. Mr. Gamble has authored, co-authored, contributed to, and edited numerous financial and legal publications. He earned his Bachelor of Arts in Law, with Honours, from St. Catharine’s College in Cambridge and his professional qualifications at the College of Law, Guildford.
Skills and Qualifications: Mr. Gamble has deep financial sector expertise based on many years of experience advising on transactions in the sector as well as serving as a director of African Export-Import Bank and Zenith Bank (UK) Limited.

Philippe Vogeleer
Age: 52
Class III Director Since:
May 2024
Continuing in office until the 2025 Annual Meeting
Independent
Committee Memberships:
Compensation
Nominating and Corporate Governance
Transactions
Telecom

Mr. Vogeleer was appointed to the Board on May 28, 2024 to fill the vacancy on the Board created by the resignation of Jason Kerr. Mr. Vogeleer is a Chartered Director specialized in creating partnerships between corporations, governments and international organizations. He has lived in 10 countries, worked in over 100. Mr. Vogeleer speaks 4 languages including Dutch, English, French and Italian. He has managed teams ranging in size from one to over 3000, with corresponding profit and loss responsibility. Mr. Vogeleer began his career in 1997 at Deloitte, growing to the position of Manager - TMT Advisory advising companies such as Telenor, Bertelsmann, and Orange. He then transitioned to Orange, serving during the period of 1999-2009 in operational and management roles including Deputy CEO / Chief Strategy Officer covering up to 21 countries. From 2010 to 2011, Mr. Vogeleer worked for Ooredoo, where he held various senior positions such as Chief Operating Officer in Qatar. From early 2012 to March 2024, Mr. Vogeleer worked for Vodafone Group, where he originally handled negotiations as corporate diplomat before advancing to work on investment partnerships with large multi-national corporations, global mobile network operators, public authorities in Europe, the Middle East, and Africa, and with international organizations such as British International Investment, the European Investment Bank, the World Bank Group, the U.S. International Development Finance Corporation, and the USAID. He acts as Non-executive director of Global Partners 4 Digital Development starting from October, 2023 and Sumitomo Corporation from April, 2024. Since September 2021, Mr. Vogeleer teaches to INSEAD MBA students as a Visitng Lecturer, and supports the work of various international charities including Global Citizen.

Mr. Vogeleer earned his Bachelor’s degree in law from Université Saint Louis, Belgium in 1993, Master’s degree in law from UCLouvain, Belgium in 1996, Master’s degree in Media & Communications Management from the University of Stirling in the United Kingdom in 1997; completed postgraduate courses in Telecom Law at KUL, Belgium in 1999, and in competition law at King’s College in London, United Kingdom in 2002; obtained an executive Master’s degree in business administration from Insead (Cedep), France in 2006 and a Master’s degree in corporate governance from the Institute of Directors in London, United Kingdom in 2024.
Skills and Qualifications: Holding an Executive MBA degree and qualified as a Chartered Director, Mr. Vogeleer has around 15 years of experience serving on boards as chairman, member of the board, member of the audit committee, member of the compensation and benefits committee, or secretary general.

Amber Williams Age: 44 Class II Director Since: November 2020 Continuing in office until the 2027 Annual Meeting Independent (Lead Independent Director) Committee Memberships: Audit Compensation Risk Telecom
Ms. Williams is a Certified Public Accountant, having earned her license in 2010. From 2004 to 2012, Ms. Williams was employed in various accounting and finance positions with Grant Thornton, Basic Research, Goldman Sachs and PricewaterhouseCoopers, where her responsibilities included: planning and managing audit functions for public and private companies, domestically and internationally, including audit planning, fieldwork and internal control testing; assisting with product launch; serving as a member of a management team in conjunction with the sale of a business unit; and process improvement. From 2012 to 2018, Ms. Williams provided accounting and chief financial officer consulting services to companies. From 2018 to 2019, she was employed as a Manager with Brixey & Meyer, an Ohio based CPA firm. In that position she managed a team of accountants providing companies with chief financial officer, accounting and human resource functions. Since 2019, Ms. Williams has been self-employed. Ms. Williams earned a Bachelor of Science degree in accounting from the University of Utah in 2004, and a Masters of Accounting degree from the University of Utah in 2005.
Skills and Qualifications: Ms. Williams has professional experience in accounting, auditing, finance and internal controls and a background as a licensed CPA.

    No director, nominee for director or executive officer has any family relationship to any other director, nominee for director or executive officer.
There are no arrangements or understandings with any other person pursuant to which any director or nominee for director was selected as a director or nominee.
No director, nominee for director or executive officer or, to our knowledge, any owner of record or beneficially of more than five percent of our common stock, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.
Information About Our Executive Officers
The following table sets forth information regarding our executive officers:

Name	Age	Position
Timur Turlov	37	Chief Executive Officer and Chairman of the Board
Askar Tashtitov	46	President
Evgeny Ler	42	Chief Financial Officer
Sergey Lukyanov	50	Chairman of the Management Board of Freedom KZ* and Chairman of the Board of Freedom Global*
Renat Tukanov	42	Chief Technology Officer
Jason Kerr	54	Chief Legal Officer and Acting Corporate Secretary
Kairat Kelimbetov	56	Strategic Advisor at Freedom Horizons LLP*
Evgenii Tiapkin	42	Executive Director of Freedom Finance Europe Ltd. (“Freedom EU”)*
Kairat Akhmetov	42	Chief Executive Officer of Freedom Telecom Operations LLP* and Director and Chief Executive Officer of Freedom Telecom Holding Ltd.*
Azamat Yerdessov	40	Chief Executive Officer of Freedom Life*
Aidos Zhumagulov	42	Member of the Board of Directors of Freedom Bank KZ* and Advisor to the Development and International Cooperation department of Freedom Global*
* indicates 100% subsidiary of the Company.

As Messrs. Turlov, Tashtitov and Kelimbetov are also Company directors, their biographical information appears above.
Evgeny Ler - Mr. Ler has served as the Chief Financial Officer of the Company since November 2015. Prior to that time, he served as chief financial officer of BMB Munai, Inc., the predecessor of the Company from April 2009 to November 2015. BMB Munai, Inc. was listed on the NYSE American Stock Exchange (formerly known as AMEX). Mr. Ler joined BMB Munai in 2006 and served in several capacities including finance manager and reporting manager before being appointed chief financial officer. During 2013 and 2014 Mr. Ler was engaged in private equity projects. From 2003 to 2006 Mr. Ler served as an auditor at Deloitte Kazakhstan. Mr. Ler obtained a Bachelor’s degree in financial management in 2003 from the Kazakh-American University located in Almaty, Kazakhstan.
Sergey Lukyanov - Mr. Lukyanov has served as the Chairman of the Management Board of Freedom KZ since March 2020, and he has served as the Chairman of the Board of Freedom Global since May 2020. In his role as Chairman of the Management Board of Freedom KZ, Mr. Lukyanov is responsible for overseeing the Company’s business operations in Kazakhstan, Uzbekistan and Kyrgyzstan. Before joining the Company, Mr. Lukyanov worked from 2009 to 2016 in senior positions in the Finam investment group. In October 2016, he was appointed head of the investment department at VTB 24, responsible for the development of its retail brokerage business. In March 2018, he was appointed Vice President of Otkritie Bank and as Director of Otkritie Investments, where he oversaw its brokerage business. Mr. Lukyanov has a Bachelor’s degree in engineering from the Moscow Institute of Electronics and Mathematics.

Renat Tukanov - Mr. Tukanov has served as Chief Technology Officer (CTO) of the Company since August 2022. He also holds a position of Chief Executive Officer at Freedom Global and Deputy Chairman of the Board at Freedom KZ. As CTO, Mr. Tukanov is responsible for defining and advancing the Company’s overarching technology strategy. His role includes orchestrating seamless collaboration across the group’s companies and embedding strong corporate governance practices in IT and cybersecurity. Mr. Tukanov plays a key role in the development of the Company’s digital ecosystem. He leads cross-functional teams across Company subsidiaries to design and launch integrated technology products that create synergistic value for customers and unlock new business opportunities. Prior to his current roles, Mr. Tukanov served as a Counselor to the Chairman of the Management Board of Freedom KZ. Mr. Tukanov brings over 18 years of experience in the IT sector, including more than a decade in executive leadership. His earlier career includes leading a national system integrator as General Director, and serving as IT Director at a subsidiary of the Ministry of Energy of the Republic of Kazakhstan where he oversaw complex IT modernization programs, strategic planning, and financial controls. Mr. Tukanov holds a Bachelor’s degree in Marketing and Commerce from Turan University in Almaty, Kazakhstan.

Jason Kerr - The Board established a new Chief Legal Officer position in the executive management of the Company and appointed Mr. Kerr to such position in May 2024. In January 2025, Mr. Kerr was also appointed by the Board to the position of Acting Corporate Secretary until such time as a permanent secretary is appointed. Mr. Kerr served as a member of the Board of the Company from May 2008 through May 2024. Mr. Kerr was a founding member of the commercial litigation firm of Price, Parkinson & Kerr and served as the General Counsel of Basic Research, LLC, a food, cosmetic and dietary supplement company. Mr. Kerr was a partner in the insurance practice at the law firm of Plant, Christensen & Kanell, and a commercial litigator at Lewis Roca. During Mr. Kerr’s 26 year legal career, he has represented clients in many industries, including some of the largest casualty and life, health and disability insurance companies in the world, real estate developers, lenders, construction companies, international food ingredient manufacturers, cosmetic companies, a textile firm, and dietary supplement companies in commercial transactions, regulatory matters, international trade and litigation, including complex commercial litigation and class action defense. Mr. Kerr earned his Bachelor of Science degree in economics (Phi Beta Kappa) and a Juris Doctor from the University of Utah in 1998 where he was named a William H. Leary Scholar.

Evgenii Tiapkin - Mr. Tiapkin joined Freedom EU in October 2017 as Executive Director. At this position, he is responsible for the Company’s business development in Europe, including Cyprus. From 2014 to 2017, Mr. Tiapkin served as Executive Director at Tradernet Ltd., a Cypriot investment firm. From 2012 to 2014, he served as General Director at Freedom Finance Ukraine. Prior to that, during the period of 2005-2011, Mr. Tiapkin headed the brokerage department at LLC Nettrader. Mr. Tiapkin began his career in 2004 as a research analyst and then Head of Analyst Department at JSB Lefko-Bank in Russia. Evgenii Tiapkin holds a diploma in Management from the Lomonosov Moscow State University obtained in 2004.

Kairat Akhmetov - Mr. Akhmetov has served as Chief Executive Officer of Freedom Telecom Operations LLP since January 2024 and Director and Chief Executive Officer of Freedom Telecom Holding Ltd. since August 2023. Prior to that time, he had an extensive experience in fintech and IT industry. Specifically, he is the founder and previously served as CEO of Sergek Group that includes Korkem Telecom LLP, Sergek Technologies Ltd, Sergek Projects Ltd, Open Technologies Group LLP, and Sergek Europa. Mr. Akhmetov graduated from Moscow Institute of Physics and Technology, Faculty of General and Applied Physics in 2004.

Azamat Yerdessov - Mr. Yerdessov has served as Chief Executive Officer of Freedom Life since August 2018 and as a member of the Board of Directors of Freedom Life since November 2018. Prior to that time, he had an extensive experience in asset management. Specifically, he led the trading operations department at JSC BCC Invest from 2008 to 2009, served as Chairman of the Management Board at JSC Griffon Finance from 2009 to 2011, and was a member of the Management Board and Managing Director at JSC Kazkommerts Securities from 2014 to 2016. Mr. Yerdessov graduated from Ryskulov Kazakh Economic University in Almaty, Kazakhstan with a degree in Economics in 2006 and the Financial Academy under the Government of the Russian Federation in Moscow, Russia with a Master’s degree in Finance in 2009. Mr. Yerdessov also holds a Master’s degree in Finance earned from the International Academy of Business in Almaty, Kazakhstan in 2009. In addition, Mr. Yerdessov has an MBA in Finance from Al-Farabi Kazakh National University in Almaty, Kazakhstan obtained in 2019.

Aidos Zhumagulov - Mr. Zhumagulov is a digital banking expert with two decades of experience in the financial sector. He is a Member of the Board of Directors of Freedom Bank KZ, a position he has held since May 2024, and he holds the executive position of Advisor to the Development and International Cooperation department of Freedom Global and is member of the respective supervisory boards of Company subsidiaries Aviata LLP, Internet Tourism LLP, and Comrun LLP. From December 2020 to May 2024, he held the executive position of Advisor to the Board of Directors of Freedom Bank KZ and, from April 2019 to May 2022, he held the executive position of Advisor to the Office of Chairman of the Board of Directors of Freedom KZ. Before joining the Company, Mr. Zhumagulov held various managing positions in the banking sector and at a Kazakhstan retail company. Specifically, he served as Managing Director at Bank of Astana JSC from 2015 to 2016, Vice President of Kazakhyuvelir JSC, a large jewelry company, from 2013 to 2015. In addition, he was employed in various senior positions at CB Russian Slavonic Bank CJSC in Moscow, Russia from 2011 to 2013, Alliance Bank JSC from 2010 to 2011, Nurbank JSC from 2008 to 2010, and Bank Caspian JSC from 2004 to 2008, being primarily responsible for development of retail banking products. Mr. Zhumagulov is a graduate of Ryskulov Kazakh Economic University in Almaty, Kazakhstan and holds an MBA degree from City Business School.
There are no arrangements or understandings between any of our executive officers and any other person pursuant to which such individual was selected as an executive officer.
CORPORATE GOVERNANCE
Director Independence
Our common stock is listed on the Nasdaq Capital Market and, accordingly, the following determinations of director independence are based upon the rules of the Nasdaq Stock Market. Because Timur Turlov owns approximately 70% of our common stock as of July 29, 2025 and holds greater than 50% of the voting power for election of directors, the Company is a “Controlled Company” as defined by Rule 5615 of the Nasdaq Stock Market rules. As such, we are not required to have a majority of independent directors on our Board, nor are we required to have a nominating and corporate governance committee or compensation committee composed of independent directors. While our Board presently consists of a majority of independent directors, that may not always be the case. Mr. Kelimbetov, who is not independent, currently serves on our nominating and corporate governance committee along with three independent directors, and Mr. Turlov, who is not independent, serves on our compensation committee along with three independent directors. For so long as the Company remains a Controlled Company, we anticipate we will take advantage of the some or all of exemptions to the independence requirements under Nasdaq rules available to Controlled Companies. Our audit committee consists solely of independent directors.
The nominating and corporate governance committee and the full Board review the independence of all members of the Board for purposes of determining which Board members are deemed independent under Nasdaq rules. The nominating and corporate governance committee and the full Board have affirmatively determined that Messrs. Cherdabayev, Gamble and Vogeleer and Ms. Williams are independent based on the director independence standards of the Nasdaq Stock Market as set forth in Nasdaq Rule 5605. In making this determination, our nominating and corporate governance committee and Board considered the current and prior relationships that each of the directors has with our Company and all other facts and circumstances our nominating and corporate governance committee and Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and other transactions, relationships, and arrangements that are not required to be disclosed in this Proxy Statement.

During fiscal 2023, the Board established a Lead Independent Director position and appointed Amber Williams to that position. The Lead Independent Director complements the Chairman of the Board’s role and serves as the principal liaison between the non-employee directors and the senior management team.
Communication with the Board
The Board encourages communication from our stockholders. Any stockholder who wishes to communicate with the directors should send any such communication to our Acting Corporate Secretary by email to usoffice@freedomholdingcorp.com or by mail to 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134, U.S.A. All such stockholder communication will be reviewed by the Acting Corporate Secretary who will determine the appropriate response or course of action.
BOARD LEADERSHIP STRUCTURE
Board Leadership
The Chairman of the Board and Chief Executive Officer of the Company is Timur Turlov, our controlling stockholder. Mr. Turlov, along with the senior management team, is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Board is responsible for holding management accountable for execution of strategy once developed. The Board believes that it is in the best interests of the Company and our stockholders for Mr. Turlov to serve as Chief Executive Officer and Chairman of the Board. Our directors bring different perspectives, experience, insight and expertise from outside the Company while Mr. Turlov brings Company specific experience and expertise, in addition to being the Company’s controlling stockholder. The Board believes that the combined role of Chairman and Chief Executive Officer also facilitates the flow of information between the Board and management.
The Board currently consists of seven members: Mr. Turlov; our President; one other employee director; and four non-employee directors, each of whom is independent under Nasdaq rules. Members of the Board are kept informed of our operations by reviewing materials provided to them, speaking to our executives, employees and legal counsel and by attending meetings of the Board and the various committees on which they may serve. During fiscal 2023 the Board established a Lead Independent Director position and appointed Amber Williams to that position. Our non-employee directors met in executive sessions without the attendance or participation of our Chief Executive Officer or our other employee directors several times during fiscal 2025.
The Role of the Board in Oversight of Risk
Our Chief Executive Officer and senior management are responsible for identifying and assessing our exposure to risk and developing risk controls related to significant business activities and the Company’s objectives, developing programs to determine the sufficiency of risk identification, balancing of potential risk to potential reward and the appropriate manner in which to control risk. It is the responsibility of our management to develop and implement our short-term and long-term objectives and to identify, evaluate, manage and mitigate the risks inherent in seeking to achieve those objectives. The Board’s responsibility is to oversee and monitor the Company’s risk identification and management processes and efforts of senior management within the Company’s risk framework as informed by the Company’s strategy and available resources. As described in more detail below, this is carried out primarily through the risk committee of the Board (the “risk committee”) and various other Board committees which report to our full Board. The Board coordinates with the audit committee, risk committee, telecom committee and management regarding the Company’s cyber and technology security and related risks.
BOARD COMMITTEES
The table below sets forth the standing committees of our Board. As noted above, as a Controlled Company we are exempt from certain board and committee independence requirements of the Nasdaq Stock Market. Our audit committee consists solely of independent directors. Our compensation, nominating and corporate governance, telecom, and transactions committees are each comprised of three independent directors and one non-independent director. Our risk committee is comprised of two independent directors and two non-independent directors.

The memberships of each committee as of the date of this Proxy Statement are listed below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk Committee	Telecom Committee	Transactions Committee
Boris Cherdabayev	X		X		X	C
Andrew Gamble	X	X	X	C		X
Kairat Kelimbetov*			X	X
Askar Tashtitov*				X		X
Timur Turlov*		X			X
Philippe Vogeleer		X	C		C	X
Amber Williams	C	C		X	X
“X” indicates membership on the committee.
“C” indicates that the director serves as the chair of the committee.
* Mr. Kelimbetov, Mr. Tashtitov and Mr. Turlov do not meet the independence standards of the Nasdaq Stock Market.
Audit Committee
The purpose of the audit committee is to oversee our accounting and financial reporting processes and the audit of our financial statements. The audit committee charter provides that the audit committee is primarily responsible for overseeing our financial statements preparation and disclosure processes. To fulfill this obligation, the committee relies on the management for the preparation and accuracy of the Company’s financial statements; both management and the Company’s internal audit department/management are responsible for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls. The duties of the committee include, among other things:

•selecting, retaining, compensating, overseeing, and if necessary, terminating our independent registered public accounting firm and any other registered public accounting firm, as necessary;
•approving all audit engagement fees and terms; reviewing the scope of the audit and permitted tax and other non-audit services, review of the firm’s internal quality control procedures, and issues raised by the most recent peer review or public company accounting oversight board (United States) (“PCAOB”) review or inspection, as well as the results of its audit;
•evaluating, at least annually, the qualifications, performance and independence of the independent auditors;
•reviewing and discussing with the independent auditors critical accounting policies and practices to be used in the audit, alternative treatments of financial information within generally accepted accounting principles (GAAP), any audit problems, difficulties and disagreements, and management’s responses to same;
•overseeing our financial reporting activities, internal control over financial reporting, and disclosure controls and procedures, review related disclosures, the independent auditors’ report on internal controls, and required management certifications for inclusion in our annual and quarterly reports;
•reviewing and approving the design and implementation of internal audit functions;
•overseeing legal and regulatory compliance; and
•reviewing and approving related-party transactions.

Ms. Williams is the Chair of the audit committee and Messrs. Cherdabayev and Gamble are members of the committee. Upon Mr. Gamble’s appointment to the Board in May 2024 and Jason Kerr’s resignation from the Board in May 2024, Mr. Gamble replaced Mr. Kerr as a member of the audit committee. The composition of the audit committee was confirmed on October 16, 2024 during the committee membership re-assignments made by the Board.

Each member of the audit committee is financially literate. Ms. Williams and Messrs. Cherdabayev and Gamble each meet the independent director definition of Nasdaq Rule 5605. The Board has determined that Ms. Williams qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K and under Rule 10A-3 under the Exchange Act of 1934. Ms. Williams serves as the Chair of the audit committee. The audit committee charter provides that the audit committee will meet at least four times annually. During fiscal 2025, the audit committee met 13 times.
Report of the Audit Committee
The audit committee oversees our financial reporting process on behalf of the Board. Management is responsible for our internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. Our independent registered public accounting firm is responsible for performing an integrated audit of our consolidated financial statements and of our internal control over financial reporting in accordance with standards of the PCAOB, and to issue opinions thereon. The audit committee’s responsibility is to monitor and oversee these processes. In this capacity, the audit committee provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the audit committee’s members in business, financial and accounting matters.
The audit committee reviewed and discussed with management and Deloitte LLP, our independent registered public accounting firm, our audited financial statements for the fiscal year ended March 31, 2025. The audit committee reviewed and discussed with management and Deloitte LLP management’s assessment of the effectiveness of the Company’s internal control over financial reporting and Deloitte LLP’s opinion about the effectiveness of the Company’s internal control over financial reporting. The audit committee discussed with Deloitte LLP the matters required to be discussed by applicable requirements of the PCAOB as currently in effect. The audit committee also received the written disclosures and the letter from Deloitte LLP required by applicable requirements of the PCAOB regarding auditor-audit committee communications concerning independence and discussed with Deloitte LLP its independence from us and our management.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, that our audited financial statements be included in the Company’s Annual Report on Form 10-K. These are the same financial statements that appear in our Annual Report on Form 10-K that has been filed with the SEC.
Members of the Audit Committee:
Amber Williams, Chair
Boris Cherdabayev
Andrew Gamble
Compensation Committee
The compensation committee charter as of July 2024 provides that the primary function of the compensation committee is to carry out the duties assigned to it by the Board relating to the review and determination of executive compensation. The compensation committee charter assigns the compensation committee the following authority and responsibilities: reviewing and approving corporate goals and objectives applicable to the compensation of the Chief Executive Officer and other C-suite executives and evaluation of the Chief Executive Officer’s performance to determine and approve Chief Executive Officer compensation; reviewing and making recommendation to the Board for approval of the compensation of all other executive officers; reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by our stockholders; reviewing with management executive compensation disclosure to be included, as required by SEC rules and regulations, in our annual reports on Form 10-K and/or proxy statements; reviewing, approving and, when appropriate, recommending to the Board for approval, any employment agreements and severance arrangements or plans, including any benefits to be provided in connection with a change in control; reviewing incentive compensation arrangements and the relationship between risk management policies and practices and compensation policies and practices; reviewing and recommending to the Board for approval the frequency of “say-on-pay” votes; reviewing all director compensation and benefits; and overseeing engagement with stockholders and, as applicable, proxy advisory firms on matters of executive compensation.
The compensation committee charter authorizes the compensation committee to access, at our expense, such internal and external resources, including retaining legal and other advisors, such as compensation consultants, as the compensation committee deems necessary or appropriate to fulfill its responsibilities. As described in more detail elsewhere in this Proxy Statement, for fiscal 2025, the compensation committee retained the services of Aon, a human capital solutions company (“Aon”), to advise on executive compensation matters. For fiscal 2024, our compensation committee also used the services of Aon. The compensation committee charter authorizes the compensation committee to delegate any of its responsibilities and authority to one or more subcommittees as it deems appropriate.

Ms. Williams is the Chair of the compensation committee and Messrs. Turlov, Gamble and Vogeleer are members of the committee. Upon Mr. Vogeleer’s appointment to the Board in May 2024 and Jason Kerr’s resignation from the Board in May 2024, Mr. Vogeleer replaced Mr. Kerr as a member of the compensation committee, and Ms. Williams replaced Mr. Kerr as Chair of the compensation committee. On October 16, 2024, the Board made committee membership re-assignments according to which Mr. Cherdabayev resigned from the compensation committee as a member and Messrs. Gamble and Turlov were appointed to the compensation committee as members. As our CEO, Mr. Turlov, does not qualify as an independent director under Nasdaq Rule 5605. The Board believes the inclusion of Mr. Turlov, the controlling stockholder of the Company, holding approximately 70% of its outstanding common shares, as a member of the compensation committee is in the best interests of the Company and its stockholders. As noted above, this is permitted as the Company is a “Controlled Company” as defined by Rule 5615 of the Nasdaq Stock Market rules. Each member of the compensation committee, except for Mr. Turlov, meets the independent director definition of Nasdaq Rule 5605. To the extent securities laws or other laws, rules or regulations require approval by the full Board, or by the independent members of the Board, such matters will be submitted for appropriate approval. The compensation committee met 10 times during fiscal 2025.
Compensation Committee Interlocks and Insider Participation
During fiscal 2025, the compensation committee was composed of Mr. Kerr (who was replaced by Mr. Vogeleer as a member and Ms.Williams as the Chair during fiscal 2025), Mr. Cherdabayev (who resigned as a member based on the committee membership re-assignments on October 16, 2024), Mr. Gamble and Mr. Turlov (who were appointed as members based on the committee membership re-assignments on October 16, 2024) and Ms.Williams as the Chair. Except for Mr. Turlov, none of the members of the compensation committee during their service on the committee in fiscal 2025 was either an officer or employee of the Company. Mr. Cherdabayev served as the CEO of the Company’s predecessor, BMB Munai, Inc., from November 2003 to August 2007 and as Chairman of the Board of BMB Munai, Inc. from November 2003 to November 2015. During fiscal 2025, no executive officer of the Company served as a director or as a member of the compensation committee of the board of directors of another company which had an executive officer serving as a director of the Company or as a member of the compensation committee. In addition, during fiscal 2025, no member of the compensation committee, except for Mr. Turlov, engaged in any related party or other transaction of a type that is required to be disclosed pursuant to Item 404 of SEC Regulation S-K. See “Certain Relationships and Related Person Transactions - Transactions with Related Persons - Transactions with Timur Turlov” for a description of transactions with Mr. Turlov.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee charter provides that the nominating and corporate governance committee’s responsibilities include, among other things:

•determining the qualifications, qualities, skills, and other expertise required to be a director;
•identifying individuals qualified to become Board members;
•recommending to the Board nominees to stand for election or to fill vacancies;
•developing and recommending corporate governance guidelines;
•overseeing our corporate governance practices and procedures;
•developing, subject to approval by the Board, processes for annual evaluation of the Board and its committees and overseeing the conduct of annual evaluations;
•reviewing the Board’s committee structure and composition and making recommendations to the Board regarding the appointment of directors to serve as members of each committee;
•developing and recommending to the Board for approval director standards for determining whether a director has a material relationship with the Company that would impair his or her independence;
•as necessary, recommending to the Board to amend and update our Code of Ethics and Business Conduct;
•monitoring compliance with, investigating any alleged breach or violation of, and enforcing the provisions of our Code of Ethics and Business Conduct;
•developing and recommending to the Board for approval an officer succession plan; and
•reviewing all tendered director resignation letters and evaluating and recommending to the Board whether such resignations should be accepted.
In discharging its responsibilities to nominate candidates for election to the Board, neither the Board nor the nominating and corporate governance committee has, at this time, specified minimum qualifications for serving on the

Board. We believe that our directors should have the highest professional and personal ethics and values, consistent with our values and standards. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. When considering potential director candidates, the nominating and corporate governance committee also considers the candidate’s character, judgment, diversity of viewpoints, backgrounds and experience, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board.
There can be no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of a proposed candidate, or any candidate, will be contacted by the Company, the Board or the nominating and corporate governance committee, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.
The nominating and corporate governance charter authorizes the nominating and corporate governance committee to access, at our expense, such internal and external resources, including retaining legal and other advisors, including director search firm, such as the nominating and corporate governance committee deems necessary or appropriate to fulfill its responsibilities.
Mr. Vogeleer is the Chair of the nominating and corporate governance committee and Messrs. Cherdabayev, Gamble and Kelimbetov are members of the committee. Upon Mr. Vogeleer’s appointment to the Board in May 2024 and Jason Kerr’s resignation from the Board in May 2024, Mr. Vogeleer replaced Mr. Kerr as a member of the nominating and corporate governance committee, and Mr. Vogeleer replaced Mr. Turlov as Chair of the nominating and corporate governance committee. On October 16, 2024, the Board made committee membership re-assignments according to which Mr. Turlov resigned from the nominating and corporate governance committee as a member and Messrs. Gamble and Kelimbetov were appointed to the committee as members.
Each of Mr. Vogeleer, Mr. Cherdabayev and Mr. Gamble qualifies as an independent director under Nasdaq Rule 5605. As our employee director, Mr. Kelimbetov does not qualify as an independent director under Nasdaq Rule 5605. The Board believes the inclusion of Mr. Kelimbetov as a member of the nominating and corporate governance committee is in the best interests of the Company and its stockholders. As noted above, this is permitted as the Company is a “Controlled Company” as defined by Rule 5615 of the Nasdaq Stock Market rules. To the extent securities laws or other laws, rules or regulations require approval of a matter by the full Board, or by the independent members of the Board, such matter will be submitted for appropriate approval. The nominating and corporate governance committee met 9 times during fiscal 2025.

During fiscal 2025, Andrew Gamble, Kairat Kelimbetov and Philippe Vogeleer were each appointed as a director by Board decision on May 28, 2024. Messrs. Gamble and Kelimbetov were each elected as Class II directors of the Company at the 2024 annual meeting of shareholders for a term that runs through the Company’s 2027 Annual Meeting. Mr. Vogeleer, as a Class III director, is standing for election by the stockholders for the first time at the 2025 Annual Meeting.
Risk Committee
The risk committee meets to review the risk management activities conducted in the Company and to discuss the scope of oversight activities conducted by the committee, in accordance with the risk committee charter. It is the responsibility of our Chief Executive Officer and senior management to identify and assess the Company’s exposure to risk. The risk committee is responsible for meeting periodically with senior management to review the Company’s risk management, compliance activities and potential risk exposures and to carry out its other duties set forth in the risk committee charter.
The risk committee charter dated August 17, 2021 tasks the risk committee with assisting the Board in its oversight and monitoring of our senior management and risk management personnel in carrying out their responsibilities for enterprise risk management (“ERM”). This includes oversight of financial management, risk profile, financial risk and return, legal and regulatory and strategic planning and alignment. The risk committee is responsible for oversight and review with senior management of the Company’s capital planning process, capital position, capital adequacy, capital structure, and certain policies relating to financial management of the Company and its subsidiaries, as well as overseeing implementation of such policies. The risk committee periodically reviews the Company’s funding and liquidity requirements and contingency funding plan and is tasked with overseeing senior management’s establishment of an independent ERM framework. The risk committee works with senior management to: recommend a risk profile of the Company to the Board; review and monitor risk elements associated with the Company’s business; oversee and review the

Company’s ERM charter, policies and procedures for assessing and managing exposure, including exposure to cybersecurity risk; and receive and review reports regarding the Company’s overall state of legal and regulatory compliance. The risk committee oversees our senior management’s establishment of the Company’s overall strategic planning process and alignment of the Company’s risk profile with its strategic plan, goals and objectives. The risk committee is also responsible for reviewing material strategic transactions, principal investments or dispositions where the aggregate consideration to be paid or received exceeds limits specified by the Board.
The risk committee charter authorizes the risk committee to select, retain and terminate special risk management, legal, financial, accounting, audit and other professional advisors, at our expense, to assist the risk committee in discharging its responsibilities. This authority excludes selecting, retaining or terminating the Company’s independent registered public accounting firm, which is the responsibility of the audit committee. The risk committee has engaged risk management consultants to evaluate and integrate the Company’s risk management activities with existing operations.
The risk committee charter provides that the risk committee shall be comprised of at least three members, a majority of which must be independent according to the standards of the Nasdaq Stock Market and the Company (to the extent the Company maintains a more stringent standard). Neither Nasdaq Stock Market standards nor Company standards, however, require us to have such a committee or that our risk committee must be independent. Therefore, the current composition of the risk committee is consistent with applicable rules. Mr. Gamble is the Chair of the risk committee and Mr. Kelimbetov, Mr. Tashtitov (who joined the committee as a member according to the committee membership re-assignments made by the Board on October 16, 2024) and Ms. Williams are members of the risk committee. Mr. Gamble and Ms. Williams qualify as independent directors under Nasdaq Rule 5605. The risk committee met 7 times during fiscal 2025.
Transactions Committee
The Board’s transactions committee's (the “transactions committee”) authority and responsibilities include reviewing, assessing, and assisting the Board in evaluating potential strategic acquisitions, divestitures, and investments, and related strategies. This encompasses financing and significant employee retention or compensation arrangements related to such transactions. The transactions committee may also review the appointment of advisors and candidates for these strategies and make recommendations to the Board. It is authorized to engage and fund advisors or third parties as needed, subject to approval from relevant committees, with the Company providing necessary funding. The transactions committee monitors the progress of pending and potential strategic transactions involving the Company and its competitors, conducts periodic reviews of completed transactions to evaluate success and strategic contributions, and reports regularly to the Board. The transactions committee charter specifies that the transactions committee must consist of at least two Board members. Mr. Cherdabayev is the Chair of the transactions committee and Messrs. Gamble, Tashtitov and Vogeleer are members of the transactions committee. During fiscal 2025, Mr. Tashtitov was appointed to the committee as a member and Ms. Williams resigned from the committee as a member based on the committee membership re-assignments made by the Board on October 16, 2024. The transactions committee met 10 times during fiscal 2025.
Telecom Committee
During fiscal 2025, the Board established a special telecommunications and information and communication technology (“ICT”) committee (the “telecom committee”). The purpose of the telecom committee is to oversee and make recommendations to the Board regarding the Company’s telecommunications and ICT strategy, and to define, review, evaluate and advise the Board, management, and the Company’s transactions committee on any proposed acquisitions, partnerships, alliances and/or other potential transactions in furtherance of the telecom and ICT strategy, including identifying potential acquisition targets or strategic partners. In addition, the telecom committee is tasked with overseeing and advising the Board and management on all relevant agreements, proceedings, activities, public announcements, SEC filings and litigation of the Company relating to the telecom business. The committee reports regularly to the Board on its activities, provides recommendations on any potential transactions. The telecom committee charter specifies that the committee shall consist of at least three independent members of the Board with voting rights. Mr. Vogeleer is the Chair of the telecom committee and Messrs. Turlov and Cherdabayev and Ms. Williams are members of the telecom committee. The telecom committee met 3 times during fiscal 2025.
OTHER CORPORATE GOVERNANCE MATTERS

Policy Against Hedging and Pledging
The Company has a formal policy prohibiting directors, executive officers and certain other employees (“covered persons”) and their family members from engaging in short sale transactions, transactions in derivatives securities on an exchange or in any other organized market, holding Company securities in margin accounts to cover margin call or pledging Company securities as collateral for a loan, hedging or otherwise engaging in monetization transaction involving securities of the Company.
Stockholder Nominees for Director
Our nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements, our By-Laws, Nevada state corporate law and any other applicable law, rule or regulation regarding director nominations. Under our By-Laws, nominations of persons for election to the Board may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record as of the record date and at the time of giving of the notice provided for in our By-Laws and at the time of the annual meeting; and provides timely notice and otherwise complies with the procedures set forth in our By-Laws.
No candidates for director nominations were submitted to the nominating and corporate governance committee by any stockholder in connection with our 2025 Annual Meeting. Any stockholder desiring to present a nomination for consideration by the nominating and corporate governance committee prior to the 2026 Annual Meeting must do so in accordance with our By-Laws and policies as described in more detail in “Stockholder Proposals for the 2026 Annual Meeting,” elsewhere in this Proxy Statement.
Advance Notice Provisions
To have a candidate considered by the nominating and corporate governance committee in accordance with our By-Laws, a stockholder’s notice pursuant to the advance notice provisions of our By-Laws must be in writing and delivered to us at our address listed below not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the tenth day following the day on which public announcement of the date of such meeting is first made. A stockholder’s notice pursuant to the advance notice provisions of our By-Laws should be delivered to: Chairman of the Nominating and Corporate Governance Committee c/o Acting Corporate Secretary, Freedom Holding Corp., 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134.
To be in proper form, a stockholder’s notice pursuant to the advance notice provisions of our By-Laws must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
•the name and address of the stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is being made;
•the class and number of our shares which are owned by the stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the notice, and a representation that the stockholder will notify us in writing of the class and number of such shares owned of record and beneficially by the stockholder as of the record date for the meeting within five business days after the record date for such meeting;
•a description of any agreement, arrangement, or understanding with respect to such nomination between or among the stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the stockholder will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
•a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on the stockholder’s behalf, or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of our stock, and a representation that the stockholder will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
•a representation that the stockholder is a holder of record of our shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and
•a representation whether the stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.
The stockholder’s notice must provide the nominating and corporate governance committee the following:
•the name, age, business address, and residence address of each proposed nominee;
•the principal occupation or employment of each such nominee;
•the class and number of shares of our capital stock which are owned of record and beneficially by each such nominee (if any);
•such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;
•a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Corporate Secretary upon written request), and a written statement and agreement executed by each such nominee acknowledging that such person:
◦consents to being named in the Company’s proxy statement as a nominee and to serving as a director if elected;
◦intends to serve as a director for the full term for which such person is standing for election; and
◦makes the following representations: (1) that the nominee has read and agrees to adhere to our Code of Ethics and Business Conduct and other corporate governance policies and guidelines applicable to directors, (2) that the nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director, will act or vote on any issue or question, (3) that the nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person’s nomination for director or service as a director.
Proxy Access Provisions
Pursuant to the proxy access provisions of our By-Laws, a stockholder, or a group of not more than 20 stockholders, that has continuously owned for at least three years a number of shares that represents at least 3% of our outstanding voting shares can nominate for inclusion in the Company’s proxy statement a number of nominees not to exceed 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered to the Company, or if such amount is not a whole number, the closest whole number less than 20%, provided that the stockholder(s) and the stockholder nominee(s) satisfy the requirements specified in our By-Laws. Such requirements include the timely delivery of a stockholder’s notice to our Acting Corporate Secretary.
To be timely, a stockholder’s notice pursuant to the proxy access provisions of our By-Laws must be delivered to our Acting Corporate Secretary at our principal executive offices not later than 120 days nor more than 150 days prior to the first anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days or delayed more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

A stockholder’s notice pursuant to the proxy access provisions must set forth the information specified in our By-Laws.
Board Meeting Attendance
The Board met 14 times during fiscal 2025. Each director during fiscal 2025 attended all meetings of the Board except for two meetings attended by all except for one director. In addition to participation in Board meetings, our directors discharged their responsibilities throughout the fiscal year through personal meetings and other communications, including telephone contact on any matters of interest and concern.
We do not have a formal policy requiring members of the Board to attend the 2025 Annual Meeting, although all directors are encouraged to attend if available. All the members of our Board at the time attended the 2024 Annual Meeting, which was held virtually.
Indemnification
As permitted by Nevada state corporate law, our Restated Articles of Incorporation and By-Laws authorize and require us to indemnify our officers and directors to the fullest extent permitted under Nevada law.
The charters of each committee of our Board (except for the telecom committee charter that is subject to our Board’s approval) and our Code of Ethics and Business Conduct are available on the Investor Relations section of our website, https://ir.freedomholdingcorp.com/governance-docs.
DIRECTOR COMPENSATION
On March 31, 2025, the last day of our 2025 fiscal year, we had seven directors, four of whom were non-employee directors. Our non-employee directors receive an annual cash fee, which is paid quarterly. For the period from April 1, 2024 to March 31, 2025, each non-employee director received annual cash fee payment of $200,000. In addition to their annual fee, Board members receive separate fees for committee service, including serving as a committee chair. Effective from April 1, 2024, the compensation committee and the Board approved annual non-employee director fees for committee service and serving as a committee chair comprising $75,000 per year for the audit committee chair, $50,000 per year for the compensation committee chair, $50,000 for the risk committee chair, $50,000 for the transactions committee chair, $50,000 for the nominating and corporate governance committee chair and $75,000 per year for the Lead Independent Director. On October 16, 2024, the Board adopted decisions on several corporate governance matters, including on formation of the Board’s telecom committee and certain committee membership re-assignments as discussed above. On January 27, 2025, the Board approved an annual non-employee director fee for serving as a telecom committee chair, comprising $50,000 per year effective October 16, 2024. Board members do not receive attendance fees for Board meetings, committee meetings or stockholder meetings. Board members are reimbursed for reasonable travel expenses incurred in connection with required in-person attendance at such meetings. We reserve the right to change the manner and amount of compensation to our directors at any time. Directors who are employees do not receive annual cash retainers or fees for services on the Board.
The following table provides information concerning the compensation of each of our independent directors who served in fiscal 2025. Compensation of Messrs. Turlov, Tashtitov and Kelimbetov, who are directors and executive officers of the Company, is described under the heading “Executive Compensation” elsewhere in this Proxy Statement. Messrs. Turlov, Tashtitov and Kelimbetov did not receive any compensation for their service on the Board or any Board committee.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Boris Cherdabayev	250,000	—	—	250,000
Jason Kerr*	47,802	—	—	47,802
Philippe Vogeleer*	253,844	—	—	253,844
Andrew Gamble*	212,271	—	—	212,271
Amber Williams	391,621	—	—	391,621

* Compensation for each of Messrs. Kerr, Vogeleer and Gamble was prorated for their period of service during fiscal 2025.

As of March 31, 2025, none of the non-employee members of our Board held any outstanding stock options or other equity awards. Any equity grants to non-employee directors will be granted at a price equal to the fair market value of our common stock on the date of grant. We did not award any equity compensation to our non-employee directors during fiscal 2025. The compensation committee and the Board have the authority to award equity grants to our non-employee directors at their discretion under the Freedom Holding Corp. 2019 Equity Incentive Plan (the “2019 Plan”).
SECURITY OWNERSHIP
As of March 31, 2025, we had 60,993,949 shares of common stock issued and outstanding. The following table sets forth the outstanding shares of common stock owned of record or beneficially by each person that owned of record, or was known to us to own beneficially, more than 5% of our issued and outstanding stock, and the name and stock holdings of each director and nominee for director, named executive officer, and the stock holdings of all of the directors, nominees and named executive officers as a group:

	Shares Beneficially Owned
Name of Person or Group(1)	Amount		Percent(2)
Greater than 5% Stockholders:
Timur Turlov	42,405,112		69.5%

Directors, Nominees and Named Executive Officers:
Timur Turlov	42,405,112		69.5%
Askar Tashtitov	136,608	(3)	*
Evgeny Ler	33,908	(4)	*
Boris Cherdabayev	—		—
Kairat Kelimbetov	—		—
Andrew Gamble	—		—
Amber Williams	—		—
Philippe Vogeleer	—		—
Jason Kerr	—	(5)	*
Sergey Lukyanov	119,800	(6)	*

All Directors, Nominees and Named Executive Officers, as a Group (10 persons)	42,695,428		70.0%
*Less than 1%.
(1)Unless otherwise indicated, the mailing address of each beneficial owner in the table above is Freedom Holding Corp., 40 Wall Street, 58th Floor, New York, NY, U.S.A.. The information provided in the table above is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.
(2)The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.
(3)Includes 3,204 and 21,200 restricted shares granted to Mr. Tashtitov as equity incentive compensation. Vesting of these shares is contingent upon Mr. Tashtitov’s continuous service with us through the applicable vesting dates, and, notwithstanding satisfaction of the continuous service requirement, the shares will only vest on the applicable vesting date if the weighted average closing price of a share of our common stock for the 20 trading days immediately prior to the applicable vesting date is greater than 70% of the weighted average closing price of a share of our common stock on the vesting date that immediately preceded the applicable vesting date (the foregoing conditions, collectively, the “Vesting Conditions”). In the event that the condition set forth in the immediately preceding sentence is not satisfied, then the common shares scheduled to vest on the vesting date shall not vest but shall be automatically forfeited on the stated vesting date and we shall have no further obligations to Mr. Tashtitov as to that portion of the restricted stock award forfeited. During the vesting periods, Mr. Tashtitov will be the record owner of the restricted stock and he will be entitled to all the rights of a stockholder of the Company, including the right to vote and receive dividends or other distributions on the shares, provided, however, that dividend payments or other distributions on unvested shares shall be held in custody by the Company and subject to the same restrictions that apply to unvested shares. The shares will not be delivered until they vest, and he has no rights to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the shares until such shares vest, except as otherwise provided in the applicable grant agreement or the 2019 Plan. To the extent he forfeits shares of restricted stock for failure to satisfy an applicable vesting condition, he will no longer be entitled to any rights as a holder of such restricted stock of the Company, including the rights to vote or receive dividends or other distributions on such forfeited shares. Assuming satisfaction of the foregoing vesting conditions, vesting of the 3,204, 10,600 and 10,600 shares will occur on January 25, 2026, May 18, 2025 and May 18, 2026, respectively. On June 16, 2025 the compensation committee approved a stock grant to Mr. Tashtitov of shares of common stock valued at $860,000. This stock award was issued to Mr Tashtitov on July 9, 2025 and vested on July 9, 2025.
(4)Includes 3,204 and 16,000 restricted shares granted to Mr. Ler as equity incentive compensation subject to the Vesting Conditions and other terms discussed in note 2 above. Assuming satisfaction of the foregoing vesting conditions, vesting of the 3,204, 8,000 and 8,000 shares will occur on January 25, 2026, May 18, 2025 and May 18, 2026, respectively. On June 16, 2025 the compensation committee approved a stock award to Mr. Ler of shares of common stock valued at $781,000. This stock award was issued to Mr. Ler on July 9, 2025 and vested on July 9, 2025.
(5)On June 16, 2025 the compensation committee approved a stock award to Mr. Kerr of shares of common stock valued at $500,000. This stock award was issued to Mr. Kerr on July 9, 2025 and vested on July 9, 2025.
(6)Includes 42,400 restricted shares granted to Mr. Lukyanov as equity incentive compensation subject to the Vesting Conditions. Assuming satisfaction of the foregoing vesting conditions, vesting of the 21,200 and 21,200 shares will occur on May 18, 2025 and May 18, 2026, respectively.
Equity Compensation Plan Information
The following table sets forth, as of March 31, 2025, certain information related to our equity compensation plans.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	—	—	1,207,526	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	—	—	1,207,526
(1)Consists of 1,207,526 shares, including stock options, stock appreciation rights, restricted stock and other equity-based awards, that may be awarded under the Freedom Holding Corp. 2019 Equity Incentive Plan.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) describes the objectives and components of our executive compensation program and compensation decisions for our named executive officers (“NEOs”) for fiscal year 2025. Our NEOs as of March 31, 2025 were:

Name	Title
Timur Turlov	Chief Executive Officer and Chairman
Askar Tashtitov	President
Evgeny Ler	Chief Financial Officer
Jason Kerr	Chief Legal Officer and Acting Corporate Secretary
Sergey Lukyanov	Chairman of the Management Board of Freedom KZ and Chairman of the Board of Freedom Global
Executive Compensation Program Overview
Executive Compensation Philosophy and Objectives
The Company’s compensation programs are designed to align executive compensation outcomes with the Company’s commitment to execute on market leadership, revenue growth and enhanced stockholder value and returns.
The Company is continuing to shift to a more robust pay-for-performance model that balances short- and long-term financial and business objectives with the guiding mission to provide above market shareholder returns consistent with corporate objectives and the Company’s risk framework. By extension, our executive compensation program is designed with this philosophy in mind and, thus, has the primary goal of closely aligning the interests of executives and other key employees with those of shareholders.
The compensation committee applies this philosophy with a focus on designing a competitive total compensation package that enables the Company to attract and retain qualified executives and senior management with the abilities to drive business transformation and achieve the Company’s financial and business goals. Our key goal in designing our executive compensation programs is to incentivize decisions and behavior that build long-term shareholder value.
The following founding principles help guide us in designing our pay programs toward this end:
•Attract, motivate, and retain a highly qualified and experienced executive team members;
•Incentivize and reward the achievement of strategic and financial goals of the Company, with an emphasis on long-term sustainability goals;
•Utilize compensation elements that are directly linked to achievement of corporate objectives, stockholder value creation and individual performance;
•Maintain flexibility to ensure that awards remain competitive within our peer group;
•Align the interests of our executives with those of our stockholders; and
•Promote adherence to good corporate governance, company policies and values.
Executive Compensation Governance Practices
The compensation committee’s decision making reflects the following core governance principles and practices that we employ to promote our overall compensation objectives and to align executive compensation with the interests of our shareholders:

WHAT WE DO
✓	Alignment with Shareholders. Long-term incentive awards vest over a period of several years to reward sustained Company performance over time.

✓	Mix of Awards. Our executive compensation program contains both cash and equity components and is weighted heavily towards at risk-based compensation for the majority of our NEOs.
✓	Peer Group Comparison. With the help of independent compensation consultants, we annually analyze executive compensation relative to peer companies and published survey data for peer companies.
✓	Decisions by the Compensation Committee. Executive compensation is determined by our compensation committee, with three of its four members being independent directors.
✓	Independent Compensation Consultant. The Compensation Committee retains its own independent consultant to advise on compensation matters.
WHAT WE DO NOT DO
X	No Potential Payments upon Termination or Change in Control. We do not currently have any contract, agreement, plan or arrangement with any of our NEOs providing for such payments.
X	No Nonqualified Deferred Compensation. We do not have a deferred compensation program for our employees, officers or directors, including our NEOs.
X	No Pension and Retirement Benefits. We do not offer a company-sponsored pension program or retirement benefits for our employees, officers or directors, including our NEOs.
X	No Automatic Base Salary Increases. Our NEOs’ base salaries are reviewed annually, and the decisions are based on market data provided by our independent compensation consultant.
X	No Hedging and Pledging Company Stock. Our policies prohibit the pledging and hedging of our stock by our executives and directors.

Elements of Our Fiscal 2025 Compensation Program
Our NEO compensation program currently has three forms of direct compensation: base salary, annual cash incentive awards, and long-term incentives. Below is an overview of the program’s structure:

Element	Type	Form	Key Characteristics	Purpose

Base Salary	Fixed	Cash	Annual adjustments based on individual performance, market pay levels and internal pay equity.	Attracts, retains and rewards NEOs by providing a competitive fixed amount of compensation for service that reflects skill, responsibility, and experience.

Annual Cash Incentive	Variable	Cash	Cash or equity bonuses, based on financial, strategic, and operational goals and individual performance.	Focuses NEOs on achievement of our short-term financial, operational, strategic goals and individual goals. Aligns interests of NEOs with stockholders by promoting strong financial performance and achievement of other key corporate objectives.

Long-term Equity Incentive	Variable	Performance-based Stock Awards	Equity awards that are forfeitable based on stock price performance that ratably vest over three to five years.	Retains NEOs through multi-year vesting of equity awards. Motivates and rewards NEOs for the achievement of long-term corporate performance. Aligns NEOs’ interests with long-term stockholder interests.
Fiscal 2025 Total Direct Compensation Mix
The compensation committee strives to achieve an appropriate mix between fixed versus variable pay and cash versus equity-based compensation awards in order to meet our compensation objectives. In determining the mix of compensation among these elements, the committee does not assign specific ratios or other relative measures that dictate the total compensation mix to be awarded or targeted to the executive team, or the portion that is either at-risk or otherwise subject to performance. Nevertheless, as illustrated by the charts below, the compensation committee structured executive compensation in fiscal 2025 so that a significant portion of the total direct compensation of our NEOs was “at-risk” or performance-based, with the actual value realized subject to the achievement of short-term or long-term corporate and financial performance goals. By linking a significant portion of our executives’ compensation to performance, the compensation committee emphasized incentive-based variable pay, which is consistent with our pay-for-performance philosophy and creates a strong alignment with long-term stockholder value.

NEO Average
Total Direct Compensation*

13%
37%
50%
Base Salary
Annual Cash Incentive
Long-term Incentive

* 64% - Variable “At Risk” Compensation
36% - Fixed Compensation
Oversight of Executive Compensation
Role of the Compensation Committee
The compensation committee has oversight responsibility in administering and providing guidance over the Company’s executive compensation program. The following is a summary of the committee’s key responsibilities regarding executive compensation:
•To formulate and annually review the Company’s executive compensation policies, structure, strategy and philosophy;
•To review and approve corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, President, Chief Financial Officer, Chief Technology Officer, Chief Compliance Officer and Chief Risk Officer (collectively the “C-Suite Executives”), to evaluate the C-Suite Executives’ performance in light of those goals and objectives, and to determine and approve the C-Suite Executives’ compensation level based on this evaluation;
•To review, and to recommend to the Board for determination and approval, the compensation of the Company’s executive officers who are not C-Suite Executives;
•To consider, approve and administer incentive-based compensation plans or equity-based compensation plans; and
•To review and assess stockholders’ say-on-pay and say-on-pay frequency votes and consider results of the most recent say-on-pay vote in evaluating and determining executive compensation.
Each year, the compensation committee meets to review the performance and compensation of our CEO and other executive officers. The compensation committee uses a consistent approach to determine the compensation of each executive officer in order to maintain general alignment among the executive team. In making compensation decisions for our executives as a group, the compensation committee generally sets total compensation, including long-term incentives, based on numerous factors, including job responsibility, individual performance, company performance, competitive market pay and individual responsibilities and experience.
Role of Management
In discharging its responsibilities, the compensation committee works with management, including our CEO. Our management assists the compensation committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters.
Annually, the compensation committee reviews and approves the goals and objectives applicable to the compensation of our CEO. Our CEO’s total compensation package is determined entirely by the compensation committee and approved by the Board, based on the compensation committee’s evaluation, and reflects his performance, company performance and competitive industry practices. The CEO is not present during deliberations or voting by the compensation committee on his annual compensation package.
In addition, our CEO annually evaluates each of the other executive officers and makes compensation recommendations to the compensation committee. In developing his recommendations, the CEO considers each executive officer’s performance against the Company and business segment performance and against his or her individualized goals. The compensation committee has discretion in approving, disapproving or modifying any of the CEO's recommended salary adjustments or proposed awards to the other executive officers, subject to final Board approval.
Role of Independent Compensation Consultants
The compensation committee has engaged Aon to advise on executive compensation matters. The independent compensation consultant assists the compensation committee in developing a competitive and comprehensive total compensation program that is consistent with our philosophy of goal-oriented pay-for-performance and that allows us to attract, retain and motivate talented executives while remaining in line with industry comparators.
For fiscal 2025, Aon provided various services to the compensation committee, including the design of our compensation peer group and the annual review and analysis of our executive compensation against competitive market data based on the companies in our peer group. Aon was engaged by the compensation committee directly without a recommendation by management.
The compensation committee reviews the independence of its compensation consultants on an annual basis. For fiscal 2025, the compensation committee determined that there were no conflicts of interest as a result of any current, historical, or pending engagement with the compensation consultant.
Role of Stockholders
At the 2024 Annual Meeting, pursuant to Section 14A of the Exchange Act, we submitted a proposal to stockholders for an advisory and nonbinding vote to approve the compensation of our executive officers as disclosed in the proxy statement for the 2024 Annual Meeting. This advisory vote on executive compensation, commonly referred to as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. Such a vote is not intended to address any specific element of compensation, but rather related to the overall compensation of our named executive officers. Approximately 96% of the votes cast at our 2024 Annual Meeting were voted in favor of our executive compensation. While that voting result demonstrated a high level of support for our overall executive compensation program, the compensation committee has remained dedicated to continuously improving the existing executive compensation program. Also at the 2024 Annual Meeting, we conducted an advisory vote on the frequency of the advisory “say-on-pay” vote and our stockholders recommended that we conduct such advisory vote at each Annual Meeting of Stockholders. In consideration of, and consistent with, the recommendation of our stockholders, the Board determined to conduct the advisory vote on executive compensation annually, commencing in 2025. Accordingly, at the 2025 Annual Meeting, we are providing our stockholders with the opportunity to cast a say-on-pay vote in respect of the compensation of our NEOs as disclosed in this Proxy Statement. See Proposal Two.
Compensation Practices Related to Risk Management
Our current compensation programs are discretionary, balanced and focused on rewarding based on performance. Under this structure, the highest amount of compensation can be achieved only through consistent superior performance over sustained periods of time. This provides strong incentives to manage the Company for the long term, while avoiding excessive risk-taking in the short term. Likewise, the elements of our targeted compensation are balanced among current cash payments and equity awards.
The compensation committee considers risk management practices when reviewing and determining incentive compensation we provide to our executive officers. Specifically, the compensation committee reviews the Company’s overall executive officer compensation structure, taking into account such factors as the overall mix of compensation, the performance measures that are used under the Company’s incentive programs, the length of vesting periods where applicable, and the overall relationship of the Company’s compensation programs to the Company’s business risk.
Peer Group and Benchmarking to Market
For fiscal 2025, the compensation committee, in consultation with management and with support from its independent compensation consultant, approved a peer group that is used to provide relevant market context for the compensation committee’s decision making. The peer group used was the same one approved by the compensation committee for fiscal 2024 and confirmed to be retained for fiscal 2025. The compensation committee does not apply a formulaic approach to setting the NEOs’ compensation at any specific level or percentile against the peer group described. However, the compensation committee periodically reviews peer group compensation data to assess the competitiveness of our executive compensation practices, structures and levels.
As previously for fiscal 2024, for fiscal 2025, the compensation committee utilized the peer group shown below. In general, the peer group reflected similarly sized (based on assets, market capitalization and revenue) publicly traded companies in the financial services industry (specifically including investment banking organizations). For the purpose of its pay mix analysis, Aon also utilized the peer categorization by two groups: investment banking- and technology-focused peers. The peer group is broadly consistent with the markets in which we operate.

Peer Company	Ticker	2025 Peer Group
Jefferies Financial Group Inc.	JEF	✓
Interactive Brokers Group, Inc.	IBKR	✓
Stifel Financial Corp.	SF	✓
Rocket Companies, Inc.	RKT	✓
Evercore Inc.	EVR	✓
SoFi Technologies, Inc.	SOFI	✓
Robinhood Markets, Inc.	HOOD	✓
Houlihan Lokey, Inc.	HLI	✓
Piper Sandler Companies	PIPR	✓
Tradeweb Markets Inc.	TW	✓
B. Riley Financial, Inc.	RILY	✓
Oppenheimer Holdings Inc.	OPY	✓
PJT Partners Inc.	PJT	✓
Moelis & Company	MC	✓
Victory Capital Holdings, Inc.	VCTR	✓
MarketAxess Holdings Inc.	MKTX	✓
Fiscal 2025 Components of Executive Compensation
The three key elements of our executive compensation program are (i) base salary, (ii) annual short-term cash incentives, and (iii) long-term incentives.

Base Salary
The compensation committee annually reviews executive officer base salary levels, typically at the beginning of the year, with a goal of providing competitive, fixed cash compensation. The compensation committee generally seeks to maintain executive base salaries near the median level of salaries for comparable positions in the peer group. As such, the compensation committee approved the following NEO base salaries for fiscal 2025:

Name	2025 Adjusted Base Salary(1)
Timur Turlov	$2,500,000
Askar Tashtitov	$1,000,000
Evgeny Ler	$1,000,000
Jason Kerr	$1,000,000
Sergey Lukyanov	$855,503

(1)     Base salary is paid to our NEOs in several currencies, including Kazakhstan tenge and the U.S. dollar. Certain amounts paid to our NEOs have been adjusted to reflect currency fluctuations during fiscal 2025.
Annual Short-Term Cash Incentive Compensation
Certain of our NEOs are eligible to earn an annual short-term cash incentive designed to reward and promote achievement of the Company’s short-term business objectives and enhance stockholder value. For fiscal 2025, short-term cash incentives were tied to the achievement of certain KPIs set by the compensation committee, based on each executive’s functional responsibilities and aligned with the Company’s broader transition to a global, Company-wide compensation policy.
In addition to the above, to receive a bonus payout, an NEO must be an employee during the fiscal year that the bonus payment is earned and subsequently when the bonus payment is payable. The following table shows the actual fiscal 2025 annual short-term cash incentive award paid to each NEO serving as of March 31, 2025:

Name	Fiscal 2025 Adjusted Base Salary(1)	Total Actual Bonus Payout(1)	Actual as a % of Salary
Timur Turlov	$2,500,000	$4,278,220	171%
Askar Tashtitov	$1,000,000	$1,860,000	186%
Evgeny Ler	$1,000,000	$1,781,000	178%
Jason Kerr	$1,000,000	$500,000	50%
Sergey Lukyanov	$855,503	$177,981	21%
(1)     Bonus payouts to our NEOs in respect of fiscal 2025 were paid in several currencies, including Kazakhstani tenge and the U.S. dollar. Certain bonus payout amounts have been adjusted to reflect the impact of currency fluctuations during fiscal 2025. The U.S. dollar amounts shown in the table above were calculated based on the method described in note 2 to the Summary Compensation table below.
Long-term Incentive Awards
From time to time, we may award equity incentive compensation to our employees, including our NEOs, designed to compensate them for Company performance and their contributions to Company success. The compensation committee determines the amount of these awards, as well as the mix or weighting of these awards. When considering the total long-term equity-based incentive award amount granted to each employee, the compensation committee generally reviews the comparison to the peer group, the relative value of each compensation element, the expense of such awards, and the impact on dilution.
See “Security ownership”, “Grants of Plan-Based Awards”,“Outstanding Equity Awards at Fiscal Year-End” and “Option Exercises and Stock Vested” for more information about the Company’s long-term incentive awards.

Nonqualified Deferred Compensation
We do not have a deferred compensation program for our employees, officers or directors, including our NEOs.
Pension and Retirement Benefits
We do not offer a company-sponsored pension program or retirement benefits for our employees, officers or directors, including our NEOs. Several of the countries in which we operate have nationally sponsored pension programs to which we are required to make contributions. Such contributions are paid by us to the government on behalf of the employee. We do not have other liabilities related to any supplementary pensions, post-retirement health care, insurance benefits or retirement indemnities.
Potential Payments upon Termination or Change in Control
We do not currently have any contract, agreement, plan or arrangement with any of our NEOs that would result in any potential payment upon resignation, retirement or other termination of employment with the Company or as a result of a change in control of the Company or change of responsibilities in the event of a change in control of the Company.
Fiscal 2026 Executive Compensation
No changes to base salary or new awards have yet been made for fiscal 2026. The compensation committee and Board continue re-evaluating executive compensation and expect to make several changes to NEOs base salary and/or make discretionary cash bonus and/or equity incentive awards for the 2026 fiscal year.
Policy Regarding Recoupment of Certain Incentive Compensation

Effective in October 2023, the Board adopted the Compensation Recoupment Policy regarding recoupment of certain incentive compensation (the “Recoupment Policy”) in accordance with SEC rules and Nasdaq listing rules, which mandate the adoption of a policy (and compliance with such policy) providing for the recovery of certain erroneously paid performance-based incentive compensation that is received by our current and former executive officers on or after October 2, 2023, if the Company is required to prepare a qualifying financial restatement during the three completed fiscal years immediately prior to the fiscal year in which a financial restatement determination is made, subject to limited exceptions. The Recoupment Policy also includes a discretionary clawback policy to recoup compensation, including time-based compensation in certain circumstances involving misconduct by our executive officers where recoupment is not otherwise required by U.S. securities laws or Nasdaq rules.
Compensation Committee Report
The compensation committee has reviewed the preceding Compensation Discussion and Analysis and discussed its contents with our management. Based on the review and discussions, the compensation committee has recommended to the Board that this Compensation Discussion and Analysis be included in this Proxy Statement and, through incorporation by reference, in our Annual Report on Form 10-K for the year ended March 31, 2025.
Compensation Committee
Amber Williams, Chair
Andrew Gamble
Timur Turlov
Philippe Vogeleer

Summary Compensation Table

The table below summarizes compensation paid to or earned by our named executive officers for the fiscal years ended March 31, 2025, 2024 and 2023.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)(1)	Total ($)(2)
Timur Turlov	2025	2,500,000	4,278,220	—	733,823	7,512,043
CEO and	2024	2,500,000	5,000,000	—	992,310	8,492,310
Chairman(3)	2023	1,048,015	—	—	106,284	1,154,299
Askar Tashtitov	2025	1,000,000	1,860,000	860,000	436,760	4,156,760
President(3)	2024	1,000,000	1,500,000	—	186,353	2,686,353
	2023	280,476	442,034	632,959	47,840	1,403,309
Evgeny Ler	2025	1,000,000	1,781,000	781,000	227,833	3,789,833
CFO	2024	1,000,000	1,500,000	—	204,741	2,704,741
	2023	275,750	348,260	477,705	48,509	1,150,224
Jason Kerr	2025	1,000,000	500,000	500,000	50,949	2,050,949
CLO and Acting Corporate Secretary
Sergey Lukyanov	2025	855,503	177,981	—	135,940	1,169,424
Chairman of the Management Board of Freedom KZ and Chairman of the Board of Freedom Global
(1)Includes: (i) salary-related income taxes, mandatory contributions to the nationally-sponsored pension program, social insurance and obligatory medical insurance of $670,440, $357,610 and $106,284, and a car and travel allowance of $63,383, $634,700 and $0 for Mr. Turlov during the fiscal years ended March 31, 2025, 2024 and 2023, respectively; (ii) salary-related income taxes, mandatory contributions to the nationally-sponsored pension program, and social insurance of $238,245, $147,244 and $47,840 and a travel allowance of $198,515, $39,109 and $0 for Mr. Tashtitov during the fiscal years ended March 31, 2025, 2024 and 2023, respectively; (iii) salary-related income taxes, mandatory contributions to the nationally-sponsored pension program, and social insurance of $223,996, $144,080 and $48,509 and travel allowance of $3,836, $60,661 and $0 for Mr. Ler during the fiscal years ended March 31, 2025, 2024 and 2023, respectively, (iv) social tax of $226 and medical insurance of $50,000 for Mr.Kerr during the fiscal year ended March 31, 2025, (v) social tax of $112,717 and car and travel allowance of $23,223 for Mr. Lukyanov during the fiscal year ended March 31, 2025.
(2)Mr. Turlov, Mr. Ler, Mr. Tashtitov and Mr.Kerr are paid in Kazakhstan tenge and U.S. dollars. Mr. Lukyanov is paid in Kazakhstan tenge. In the fiscal years ended March 31, 2022, Mr. Turlov also received compensation in Russian rubles. The U.S. dollar amounts shown in the table above were calculated using the average annual exchange rates for the period from April 1, 2021 to March 31, 2022, of Kazakhstan tenge to Russian ruble, Russian ruble to U.S. dollar and the Euro to U.S. dollar as reported by the Central Bank of Russia and for the period from April 1, 2022 to March 31, 2023 and from April 1, 2023 to March 31, 2025 were calculated using the average annual exchange rates of Kazakhstan tenge to U.S. dollar and the Euro to U.S. dollar as reported by the National Bank of Kazakhstan.
(3)Mr. Turlov and Mr. Tashtitov are also Company directors. They receive no additional compensation for their service on our Board.

Grants of Plan-Based Awards
The table below provides information regarding the grants of plan-based awards made to the named executive officers for the fiscal year ended March 31, 2025.

Name	Grant date	Approval date	All other stock awards: Number of shares of stock (#)	Grant date fair value of stock awards ($)(2)
Timur Turlov	—	—	—	—
Askar Tashtitov	07/09/2025	06/16/2025	5,691	860,000
Evgeny Ler	07/09/2025	06/16/2025	5,169	781,000
Jason Kerr	07/09/2025	06/16/2025	3,309	500,000
Sergey Lukyanov	—	—	—	—

(1)     Reflects the grant date fair value of awards as determined pursuant to FASB ASC Topic 718. For valuation assumptions of the awards, see Note 25 to the consolidated financial statements in our 2025 Annual Report on Form 10-K.
Outstanding Equity Awards at Fiscal Year-End
The table below provides certain information concerning stock awards held by the named executive officers that were outstanding as of March 31, 2025. None of our named executive officers held outstanding stock options as of March 31, 2025.

	Stock Awards
	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
Name	(#)(1)	($)(2)
Timur Turlov	N/A	N/A
Askar Tashtitov	24,404	3,225,477
Evgeny Ler	19,204	2,538,193
Jason Kerr	—	—
Sergey Lukyanov	42,400	5,604,008
(1)     The outstanding stock awards as of March 31, 2025 are subject to vesting. For additional details regarding the vesting conditions and vesting schedule of these stock awards see “Security Ownership” above.
(2)     The market value for unvested stock awards is based on the closing price of the common stock as of March 31, 2025, which was $132.17.

Option Exercises and Stock Vested
The table below provides certain information concerning restricted stock awards that vested during the fiscal year ended March 31, 2025. No options were exercised by any of our NEOs during fiscal 2025.

	Stock Awards
	Number of shares acquired on vesting	Value realized on vesting
Name	(#)	($)(1)
Timur Turlov	—	—
Askar Tashtitov	13,804	1,824,475
Evgeny Ler	11,204	1,480,833
Jason Kerr	—	—
Sergey Lukyanov	21,200	2,802,004
(1)    The value realized is based on the closing price of the common stock on the vesting date, March 31, 2025, of $132.17.
Executive Employment Agreements
At this time Freedom Holding Corp. does not have employment agreements with Messrs. Turlov, Tashtitov or Ler. Mr. Turlov has a standard statutorily required employment agreement for all employees in the Republic of Kazakhstan with our subsidiary Freedom Global. Mr. Tashtitov, Mr. Ler have standard statutorily required employment agreement for all employees in the Republic of Kazakhstan with our subsidiaries Freedom KZ and Freedom Global. Mr. Kerr provides services to the Company under the Outstaffing Agreement dated May 28, 2024 between Freedom Holding Corp. and JMK Management Services Corp. for the services of Jason Kerr to act as the Chief Legal Officer of Freedom Holding Corp. Freedom Holding Corp. does not have an employment agreement with Mr. Kerr for his services of Acting Corporate Secretary. Sergey Lukyanov has a standard statutorily required employment agreement for all employees in the Republic of Kazakhstan with our subsidiaries Freedom KZ and Freedom Global. These standard statutorily required employment agreements primarily provide for statutory rights relating to employees, employers, base salary, and payment of salary-related taxes and dues, including personal income taxes and state pension fund obligations on the same basis as other employees employed in such jurisdiction. Each of Messrs. Turlov, Tashtitov, Ler, and Kerr provides services to the Company on an at-will basis.
Pay Ratio Disclosure
We are required to calculate and disclose the total compensation paid to our median employee, as well as the ratio of total compensation paid to such median employee as compared to total compensation paid to our CEO pursuant to Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K. We believe the ratio of pay included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices.
We determined total compensation awarded to our global employees based on cash compensation rates of our employees who are paid in foreign currencies, which we converted into U.S. dollars using the average annual foreign exchange conversion rate for salary paid during the year and the rate in effect on March 31, 2025, for incentive awards related to year-end compensation.
As of March 31, 2025, we had 8,764 employees, located in the following countries: Kazakhstan - 7,999, Uzbekistan - 61, Germany - 9, Kyrgyzstan - 17, Azerbaijan - 14, Armenia - 141, Cyprus - 242, Greece - 11, Spain - 2, France - 2, UAE - 95, Turkey - 12, the United Kingdom (the "UK") - 5, the United States -51, Tajikistan - 89, Italy - 3, Bulgaria - 3, Poland - 3, Austria - 3 and Netherlands - 2. In determining the median employee, we did not include employees from the following countries as they represented, in aggregate, less than 5% of our employee population:
•Austria - 3 employees
•Azerbaijan - 14 employees

•Bulgaria - 3 employees
•France - 2 employees
•Germany - 9 employees
•Greece - 11 employees
•Italy - 3 employees
•Kyrgyzstan - 17 employees
•Netherlands - 2 employee
•Poland - 3 employees
•Spain - 2 employees
•Turkey - 12 employees
•Tajikistan - 89 employees
After excluding our CEO and employees located in the countries listed above in accordance with SEC rules, we determined our median employee from a population of 8,426 employees.
The fiscal 2025 annual total compensation for Mr. Turlov, our CEO, as reported in the Summary Compensation Table in this Proxy Statement, was $7,512,043. The fiscal 2025 annual total compensation for our median employee, determined in accordance with the requirements for determining total compensation in the Summary Compensation Table was $7,887. The ratio of our CEO’s annual total compensation to the annual total compensation of our median employee for fiscal 2025 is 952 to 1.
This pay ratio information was developed and is being provided solely to comply with specific legal disclosure requirements. We do not use this information in making compensation decisions or in running our Company.
Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance measures of the Company. Our compensation committee did not consider the pay versus performance disclosure when making its incentive compensation decisions. For further information about how we align executive compensation with the Company’s performance, see the “Executive Compensation” section contained in this Proxy Statement.

Pay versus Performance Table

The table below presents the annual compensation paid to our named executive officers (“NEOs”) and our financial performance for each of the five previous fiscal years. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by NEOs.

Fiscal Year	Summary Compensation Table Total PEO (1)	CAP to PEO (1) (3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average CAP to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income	CSM (share price) (5)
					Company TSR(4)	Peer Group TSR(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2021	$301,714	$301,714	$131,587	$131,587	$376	$163	$150,281	$53
2022	$1,133,375	$1,133,375	$1,012,518	$1,866,841	$420	$184	$220,928	$60
2023	$1,154,299	$1,154,299	$816,348	$763,324	$506	$155	$205,586	$72
2024	$8,492,310	$8,492,310	$5,929,793	$4,496,010	$497	$203	$374,952	$71
2025	$7,512,043	$7,512,043	$2,791,742	$4,760,797	$248	$147	$84,521	$132

(1)     Timur Turlov was PEO for each of fiscal years 2021, 2022, 2023, 2024 and 2025.
(2)     Non-PEO NEOs whose average compensation is reflected in columns (d) and (e) consist of Askar Tashtitov and Evgeny Ler for each of the fiscal years presented, and Jason Kerr and Sergey Lukyanov for fiscal 2025.

(3)     Compensation actually paid, or “CAP,” as reflected in columns (c) and (e), was calculated in accordance with SEC rules based on the Total Compensation as reflected in the Summary Compensation Table, or “SCT.” The following tables reconcile CAP to the SCT Total for the PEO and the non-PEO NEOs.
(4)     Total Stockholder Return, or “TSR” and Peer Group TSR reflect our TSR compared to that of similarly sized (based on assets, market capitalization and revenue sizes as well as total shareholder return) publicly traded companies in the financial services industry (specifically including investment banking organizations). The peer group was recommended by an independent national compensation consulting firm hired to advise on executive compensation matters, and adopted by the compensation committee, is broadly consistent with the markets in which we operate. The dollar amounts in columns (f) and (g) represent the value at the end of the applicable fiscal year of an assumed $100 invested as of March 31, 2020.
(5)     While we use a number of financial and non-financial performance measures to evaluate performance under our compensation programs, FRHC share price is the measure that represents the performance measure used to link compensation actually paid to NEOs.

PEO SCT Total to CAP Reconciliation

Fiscal Year	Salary	Bonus and Non-Equity Incentive Compensation	Other Compensation	Stock awards	SCT Total	Deductions from SCT Total	Additions to SCT Total	CAP
		(2)	(1)	(2)
2021	$279,525	$—	$22,189	$—	$301,714	$—	$—	$301,714
2022	$1,133,375	$—	$19,708	$—	$1,133,375	$—	$—	$1,133,375
2023	$1,048,015	$—	$106,284	$—	$1,154,299	$—	$—	$1,154,299
2024	$2,500,000	$5,000,000	$992,310	$—	$8,492,310	$—	$—	$8,492,310
2025	$2,500,000	$4,278,220	$733,823	$—	$7,512,043	$—	$—	$7,512,043

(1)     Reflects “all other compensation” reported in the SCT for each fiscal year shown.
(2)     PEO did not receive any bonuses in the form of stock during fiscal 2023, 2024 and 2025, and did not receive any bonuses in the form of cash during fiscal 2023 and 2024.

Average Non-PEO NEOs SCT Total to CAP Reconciliation

Fiscal Year	Salary	Bonus and Non-Equity Incentive Compensation	Other Compensation	Stock awards	SCT Total	Deductions from SCT Total	Additions to SCT Total	CAP
			(1)			(2)	(3)
2021	$113,824	$—	$17,763	$—	$131,587	$—	$—	$131,587
2022	$233,983	$244,762	$67,294	$466,479	$1,012,518	$(466,479)	$1,320,802	$1,866,841
2023	$205,526	$203,132	$41,245	$366,445	$816,348	$(366,445)	$313,421	$763,324
2024	$690,049	$754,065	$138,289	$4,347,390	$5,929,793	$(4,383,432)	$2,949,650	$4,496,010
2025	$963,876	$1,079,745	$212,870	$535,250	$2,791,742	$(535,250)	$2,504,306	$4,760,797

(1)     Reflects “all other compensation” reported in the SCT for each fiscal year shown.
(2)     Represents the grant date fair value of equity-based awards granted each fiscal year. We did not report a change in pension value for any of the fiscal years reflected in this table; therefore, a deduction from SCT total related to pension value is not needed.
(3)     Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each fiscal year shown.

Relationship between Compensation Paid and Performance Measures

The charts below show the relationship between the Compensation Actually Paid (calculated as prescribed by SEC rules) to the PEO and the Average Compensation Actually Paid (calculated as prescribed by SEC rules) to the Non-PEO NEOs in fiscal 2021, 2022, 2023, 2024 and 2025 to each of (1) total shareholder return, or TSR, for the Company and the peer group for such years, (2) the net income of the Company for such years and (3) the share price of the Company for such years.

CAP vs. Company and Peer Group TSR
$9000 000
$8000 000
$7000 000
$6000 000
$5000 000
$4000 000
$3000 000
$2000 000
$1000 000
$ 0
$ 600
$ 500
$ 400
$ 300
$ 200
$ 100
$ 0
2021
2022
2023
2024
2025
CAP to PEO(1)(3)
Average CAP to Non-PEO NEOs(2)(3)
Company TSR(4)
Peer Group TSR(4)

CAP vs. Net Income
$9000 000
$8000 000
$7000 000
$6000 000
$5000 000
$4000 000
$3000 000
$2000 000
$1000 000
$ 0
$400 000
$350 000
$300 000
$250 000
$200 000
$150 000
$100 000
$50 000
$ 0
2021
2022
2023
2024
2025
CAP to PEO(1)(3)
Average CAP to Non-PEO NEOs(2)(3)
Net Income

CAP vs. Share price
$9000 000
$8000 000
$7000 000
$6000 000
$5000 000
$4000 000
$3000 000
$2000 000
$1000 000
$ 0
$ 140,00
$ 120,00
$ 100,00
$ 80,00
$ 60,00
$ 40,00
$ 20,00
$ 0,00
2021
2022
2023
2024
2025
CAP to PEO(1)(3)
Average CAP to Non-PEO NEOs(2)(3)
CSM (share price) (5)

Policies and Practices Related to the Grant of Certain Equity Awards
Based on our general executive compensation policy, the Company did not grant stock options or instruments similar to options in fiscal 2025. The Company does not have policies or practices regarding the timing of awards of options in relation to the disclosure of material nonpublic information (“MNPI”) and no named executive officer received an award of stock options during fiscal year 2025. Accordingly, the Board and the compensation committee do not consider MNPI when determining the timing or terms of such awards. Additionally, we do not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.
PROPOSAL TWO - ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act and consistent with the vote of our shareholder at the prior annual meeting, we currently provide our stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC once every year. The next advisory and non-binding vote to approve named executive officer compensation is currently planned to be held at our 2026 Annual Meeting.
Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of strategic and operational goals and the achievement of increased total stockholder returns. We seek to align the interests of our named executive officers with the interests of our stockholders. Our compensation committee reviews named executive officer compensation to ensure such compensation is consistent with our goals.

This vote is advisory, which means that the vote on executive compensation is not binding on us, our Board, or our compensation committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this Proxy Statement. Because we value our stockholders’ views on named executive officer compensation and as a matter of good corporate governance, to the extent there is a significant vote against our named executive officer compensation as disclosed in this Proxy Statement, the compensation committee will consider such as a direction to the Board and the compensation committee to evaluate our named executive officer compensation practices and to determine what actions may be necessary to address our stockholders’ concerns.

Accordingly, we ask you to vote on the following resolution at the 2025 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION REGARDING COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL THREE - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board, upon the recommendation of the audit committee, has appointed Deloitte LLP, to serve as our independent registered public accounting firm for our 2026 fiscal year. Deloitte LLP served as our independent registered public accounting firm for our 2024 and 2025 fiscal years.
A representative of Deloitte LLP is expected to virtually attend the annual meeting. Such representative will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

We are asking our stockholders to ratify the selection of Deloitte LLP as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of Deloitte LLP to our stockholders for ratification as our audit committee has recommended because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. If our stockholders fail to ratify the selection, we will consider that failure as a direction to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm, at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Pre-Approval of Services
The audit committee annually engages our independent registered public accounting firm and pre-approves their services related to the annual audit and interim quarterly reviews of our financial statements and all reasonably related assurance services. All non-audit services are also considered for pre-approval by the audit committee. Audit committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the audit committee regarding our engagement of the independent registered public accounting firm.
Audit Fees, Related Fees and Tax Fees
Deloitte LLP served as our independent registered public accounting firm for the fiscal year ended March 31, 2025, 2024 and 2023. During each of the fiscal years ended March 31, 2025, 2024 and 2023, Deloitte LLP also served as an independent registered public accounting firm of certain of the Company’s subsidiaries.
The fees for professional services billed to us and our subsidiaries by Deloitte LLP for the fiscal years ended March 31, 2025, 2024 and 2023 in connection with services provided in such fiscal years were as follows:

Fee Type	For the year ended March 31, 2025 ($)	For the year ended March 31, 2024 ($)	For the year ended March 31, 2023 ($)
Audit fees	8,050,017	7,048,059	5,555,733
Audit-related fees	950,433	376,518	76,101
Tax fees	—	—	—
All other fees	83,841	887,344	—
Total	9,084,291	8,311,921	5,631,834
Audit Fees. Audit fees were for professional services rendered in connection with the audit of the financial statements included in our annual report on Form 10-K and review of the financial statements included in our quarterly reports of Form 10-Q and for services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and fees for Sarbanes-Oxley 404 audit work. Audit fees also include the separate entity audits of Company subsidiaries Freedom EU, Freedom Finance Technologies Ltd ("Freedom Technologies"), Freedom KZ, Freedom Global, Freedom Finance Special Purpose Company LTD ("Freedom SPC") (for the 2024 and 2023 fiscal years only), Freedom Bank KZ, Freedom Life and Freedom Insurance.
Audit-Related Fees. Audit-related fees during the fiscal year ended March 31, 2025 were primarily comprised of fees billed by Deloitte LLP for professional services related to non-U.S. statutory reporting and document review.

Tax Fees. There were no fees billed to us or our subsidiaries by Deloitte LLP for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended March 31, 2025, 2024 and 2022.
All Other Fees. All other fees during the fiscal year ended March 31, 2025 were primarily comprised of fees billed by Deloitte LLP for professional services related to legal expenses.
All of the services provided by Deloitte LLP described above were approved by our audit committee pursuant to our audit committee’s pre-approval policies.
The audit committee has determined that the provision of services described above was compatible with Deloitte LLP maintaining its independence.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review, Approval or Ratification of Transactions with Related Persons
    In accordance with our audit committee charter, our audit committee, all members of which are independent, is responsible for reviewing, approving and overseeing any transaction between the Company, including its subsidiaries, and any related person (as defined in Item 404 of SEC Regulation S-K) and any other potential conflict of interest situations on an ongoing basis. Item 404 identifies a “related person” as any person who is: (i) an executive officer, director or nominee for director of the registrant; (ii) any holder of greater than 5% of any class of the registrant’s voting securities; and (iii) any immediate family member of any of the foregoing. Consistent with the requirements of the audit committee charter and the Company’s policies and procedures, at least monthly the audit committee reviews, and as appropriate approves or ratifies, all transactions in which a related person may have a direct or indirect material interest in which the amount involved in such transaction or proposed transaction would exceed $120,000 in a single year. Based on all the relevant facts and circumstances, the audit committee determines whether a related-person transaction is appropriate, and in our best interests, and conforms with SEC rules prohibiting personal loans to executive officers and directors. At least quarterly the audit committee also monitors ongoing, previously approved or ratified transactions with related persons.
Transactions with Related Persons
In addition to the compensation arrangements discussed in the “Executive Compensation” section of this Proxy Statement, the following is a description of transactions between the Company and related persons since April 1, 2024, that exceeded or are anticipated to exceed $120,000 in a single year.
Certain of our executive officers, directors, greater than 5% stockholders and persons or entities affiliated with them have brokerage, banking and/or other discretionary accounts with our subsidiary companies and engage in transactions with those entities in the ordinary course of business involving brokerage, banking, investment banking, or similar services. Such transactions are of the type that are generally made available by the Company to the public and are made on substantially the same terms and conditions as those prevailing at the time for comparable transactions with similarly situated customers and eligible employees.
Transactions with Timur Turlov
ITS Central Securities Depository Limited. ITS Central Securities Depository Limited is a private company registered under the laws of the AIFC in Kazakhstan. It is a subsidiary of International Trading System Limited, a company controlled by Mr. Timur Turlov. The Company provides brokerage services to ITS Central Securities Depository Limited, including shares and bonds trading. As of March 31, 2025, the Company’s brokerage and other receivables from ITS Central Securities Depository Limited amounted to $29.7 million. This balance of brokerage and other receivables primarily relates to outstanding settlement amounts from these services.
Turlov Family Office Securities (PTY) LTD. Turlov Family Office Securities (PTY) LTD is a private securities brokerage company that is wholly owned by Mr. Timur Turlov. As of March 31, 2025 the Company had customer liabilities in the amount of $6.2 million which were bank deposits from Turlov Family Office Securities (PTY) LTD held by the Company’s subsidiary Freedom Bank KZ.
Microfinance organization Freedom Finance Credit. As of March 31, 2025, the Company had loans issued in the amount of $183.6 million represented by uncollateralized customer loans purchased by the Company’s subsidiary Freedom

Bank KZ from a related party, Microfinance Organization Freedom Finance Credit LLP (“FFIN Credit”), a company outside of the FRHC group which is controlled by Timur Turlov. These loans were purchased by Freedom Bank KZ at a discount to their nominal value. FFIN Credit is a non-bank credit institution that issues loans in Kazakhstan under simplified lending procedures. The principal operations of FFIN Credit are providing loans to customers online using biometric identification and its proprietary scoring process. While Freedom Bank KZ has legal ownership of the uncollateralized retail loans purchased from FFIN Credit, in accordance with U.S. GAAP requirements, the Company does not recognize those loans as uncollateralized bank customer loans because effective control over the transferred loans is maintained by FFIN Credit. Instead, the Company recognizes the loans receivable from FFIN Credit on the consolidated balance sheets as a right of claims for purchased retail loans, within loans issued.
Kazakhstan Chess Federation. Kazakhstan Chess Federation (“KCF”) is a Kazakhstan-based entity in which Timur Turlov holds a management position. The Company continues to support the development of chess as a sport in Kazakhstan through, among other, a sponsorship arrangement with KCF. During the year ended March 31, 2025, the Company has made financial contributions to KCF to support the preparation and holding of chess championships, tournaments, training camps and other events. During the year ended March 31, 2025, the Company incurred advertising and sponsorship expense from KCF in the amount of $11.2 million.
STOCKHOLDER PROPOSALS
FOR THE 2026 ANNUAL MEETING
Stockholders who wish to present proposals, pursuant to SEC Rule 14a-8, for inclusion in the proxy materials to be distributed by us in connection with our 2026 annual meeting of Stockholders (the “2026 Annual Meeting”) must submit in writing and should be mailed by certified mail, return receipt requested, and must comply in all respects with Rule 14a-8 under the Exchange Act, the laws of the state of Nevada and our By-Laws. Your proposals should be delivered to the Chairman of the Nominating and Corporate Governance Committee c/o Acting Corporate Secretary, Freedom Holding Corp., 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134, and must be delivered before 31 March 2026.
Stockholders who wish to present director nomination proposals in accordance with our proxy access provisions of our By-Laws, you may request that we include a proposal in the proxy statement and form of proxy for our 2026 Annual Meeting. The proposal must be in writing and should be mailed by certified mail, return receipt requested, and must comply in all respects with the laws of the state of Nevada and our By-Laws. Your proposals should be delivered to the Chairman of the Nominating and Corporate Governance Committee c/o Acting Corporate Secretary, Freedom Holding Corp., 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134. For a proposal to be included in our Proxy Materials for the 2026 Annual Meeting, it must be delivered to us not earlier than the close of business on March 1, 2026, and not later than the close of business on March 31, 2026. In the event that our 2025 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of our 2024 Annual Meeting, your proposal must be delivered to us not earlier than the close of business on the 150th day prior to the date of our 2025 Annual Meeting and not later than the close of business on the later to occur of (i) the 120th day prior to the 2025 Annual Meeting, and (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. Furthermore, in addition to satisfying the deadline in our By-Laws, a stockholder who intends to solicit proxies in support of director nominees other than our nominees must comply with Exchange Act Rule 14a-19(b).
Notice of any proposal that you intend to present at the 2026 Annual Meeting, but do not intend to have included in the proxy statement and form of proxy relating to the 2026 Annual Meeting (other than pursuant to Rule 14a-8 or the proxy access provisions of our By-Laws), must be in writing and delivered to our Acting Corporate Secretary, Freedom Holding Corp. at 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134 not earlier than close of business on June 1, 2025, and not later than the close of business on July 1, 2025. In the event that our 2025 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2024 Annual Meeting, your proposal must be delivered to us not earlier than the close of business on the 120th day prior to the date of our 2026 Annual Meeting and not later than the close of business on the later to occur of (i) the 90th day prior to the 2026 Annual Meeting, and (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.
Each item of business proposed by a stockholder, including director nominations, must be made in accordance with our By-Laws, Nevada state corporate law and any other applicable law, rule or regulation. In addition, any notice of a proposed director candidate must also comply with our By-Laws, including the criteria set forth under “Stockholder Nominees for Director” elsewhere in this Proxy Statement. If written notice is not given in accordance with these requirements, including by the dates set forth above, the proposal or nomination will be considered deficient or untimely, as applicable, and we may exclude such business from consideration at the meeting.

For all matters other than director nominations that you wish to bring before the meeting, you must provide the following information:
•a brief description of the business desired to be brought before the meeting;
•the reason for conducting such business at the meeting;
•the text of any proposal or business;
•any substantial interest (such as financial or personal interest) you and the beneficial owner, if any, on whose behalf the matter is being proposed have in the matter;
•any other information relating to you and the beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;
•a description of all agreements, arrangements, or understandings between or among you and the beneficial owner, if any, on whose behalf you are making the proposal, including any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or persons or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such person or persons, or their affiliates or associates; and
•As to you, you must provide:
◦your name and address as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is being made;
◦the class and number of our shares which are owned by you (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of your notice, and a representation that you will notify us in writing of the class and number of such shares owned of record and beneficially by you as of the record date for the meeting within five business days after the record date for such meeting;
◦a description of any agreement, arrangement, or understanding with respect to such nomination between or among you or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that you will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
◦a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of your notice by, or on your behalf, or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of our stock, and a representation that you will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
◦a representation that you are a holder of record of our shares entitled to vote at the meeting and you intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and
◦a representation whether you intend to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.
FISCAL 2025 ANNUAL REPORT ON FORM 10-K
Included with these Proxy Materials is a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that Annual Report on Form 10-K without charge. We will also mail to you without charge, upon request, a copy of any document specifically referenced or incorporated by reference in this Proxy Statement. Please direct your request to our Acting Corporate Secretary at Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134.

INCORPORATION BY REFERENCE
To the extent this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, or the Exchange Act, the section of this Proxy Statement entitled “Report of the Audit Committee” (to the extent permitted by SEC rules) will not be deemed so incorporated, unless specifically provided in such filing.
OTHER MATTERS
We know of no other matters to be submitted to our stockholders at the 2025 Annual Meeting. If any other matters are properly brought before the 2025 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgement.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FRHC2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77284-P36402 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FREEDOM HOLDING CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect to the Board of Directors the two Class III director nominees named in the proxy statement:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Timur Turlov
02) Philippe Vogeleer

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Approval of the non-binding advisory resolution regarding the compensation of the Company's named executive officers as described in the proxy statement.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Note: Transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K/Wrap are available at www.proxyvote.com.

V77285-P36402

The undersigned hereby appoint(s) Askar Tashtitov and Evgeny Ler and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorize(s) them to represent and vote, as provided on the other side, all the shares of Freedom Holding Corp. Common Stock which the undersigned is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on September 29, 2025 at 11:00 AM Eastern Time (ET) or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)